CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


                                                                   EXHIBIT 10.37

Agency Name: Bronner Slosberg Humphrey Inc.


                ADVERTISING/MARKETING PROMOTION AGENCY AGREEMENT

This sets forth the Agreement between the above-named advertising, marketing or promotion firm ("Agency") and American Express Travel Related Services Company, Inc. ("American Express") concerning the provision to American Express of advertising, marketing, promotion or similar services. This contract is effective as of October 1, 1997.

1. Services Provided to American Express. Agency shall provide to American Express the services described in Exhibit 1 as attached. (In the event of any conflict between any exhibit and this Agreement, the terms of this Agreement shall control.) The Services shall be provided in a professional manner to American Express' reasonable satisfaction.

2. Fees and Costs. (a) Fees - Agency shall be paid as set forth in Exhibit 2 as attached. If any of the Services to be provided are covered by the ratecard published by American Express, the fees to be paid will be as set forth on such ratecard. Such fees are in lieu of any and all commissions except those commission set forth in Exhibit 2, markups or other payments to Agency, other than reimbursable expenses as provided herein.

   (b) Third-Party Costs. American Express will reimburse Agency at Agency's cost (without markup or commission) for reasonable expenditures paid to third parties and incurred for necessary artwork, engraving, electrotyping, typography, translations and all other materials involved in the mechanical production of marketing material, advertising, radio and television production and all their associated costs, talent, music, photographs, testimonials and all other marketing and advertising adjuncts, including expenditures in connection with acquiring authorization for the use of the names or photographs of individuals. Such costs shall be reimbursed only if American Express' approval was obtained before such costs are incurred. Any of the third party services specified in the this paragraph, which are covered by ratecards published by American Express from time to time, shall be billed by Agency to American Express at the rates no more than those specified in the ratecards and shall not be included in Agency fee.

   (c) Internal Costs. American Express will reimburse Agency at Agency's cost (without mark-up or commission) for reasonable expenses, including:

       . transportation, hotels and meals, of Agency personnel in connection with travel made in furtherance of this Agreement, in conformance with American Express' Travel and Entertainment Guidelines attached hereto as Appendix 1 and Appendix la. No such travel shall be undertaken without American Express' prior approval and any travel expenses in excess of $500.00 must be approved in advance by Client. Agency shall not charge for local travel expenses incurred for in-town trips;

       . messenger, packing, forwarding, tape duplication and the like, and express delivery, if approved in advance by American Express.

       . American Express shall not reimburse Agency for any other out-of-pocket expenses, including without limitation telexes, long distance or local telephone, telecopying, photocopying, secretarial and postage on correspondence, except if such expenses are incurred by Agency in the course of out-of-town travel made in furtherance of this Agreement.

       . Under no circumstances will Agency bill American Express for entertainment of Client's employees other than normal meal expense incurred during out-of-town travel which is paid by Agency; and such entertainment as Agency may deem appropriate shall be kept to a minimum and within the bounds of prudent business practice. Agency records of reimbursement for entertainment of American Express' personnel shall be kept and made available for, and be part of, the examination of Agency's books and records referred to in paragraph 11 of this Agreement.

   (d) Billing. Unless American Express and Agency specifically agree otherwise, Agency will bill American Express directly on a weekly basis for third-party and internal costs. Such bill will be due within thirty days of receipt by American Express at the address designated by American Express.

3. Confidentiality. Proprietary information provided by the disclosing party to the receiving party shall remain the property of the disclosing party and shall not be disclosed by the receiving party to any third party including employees of affiliates during the term of this Agreement or thereafter without the disclosing party's prior written approval. Notwithstanding the foregoing, the receiving party may disclose such information when required to do so by law provided; however, that the receiving party gives the disclosing party prior written notice of any intention to make such disclosures, with sufficient time for the disclosing party to take steps to protect its interest if it so desires. The receiving party shall promptly inform the disclosing party of all requests by third parties for information about the disclosing party prior to delivery of any such information with sufficient time to provide the disclosing party with opportunity to object in a timely and meaningful manner.

4. Term and Termination. This Agreement shall be effective as of the date it is signed by duly authorized representatives of Agency and American Express. It shall remain in force until the services to be performed by Agency are completed or canceled by American Express. Either party may terminate this agreement by 90 days' prior written notice to the other party. In the event of any such cancellation, at American Express' option agreements with third parties shall be assigned to American Express or its designee or canceled. Where the terms of such third party agreements do not permit such assignment and/or cancellation, American Express shall bear any losses incurred by Agency associated with cancellation of this Agreement. Provisions of this Agreement that by their nature continue beyond any termination, including Confidentiality, Indemnity and Ownership, shall not be affected by any cancellation or termination of this Agreement. The provisions of paragraph 3,6,8,10 shall survive the termination of this agreement.

5. Insurance. Agency, at its own cost and expense, shall continuously maintain in full force and effect an Advertising Liability Insurance Policy (the "Policy") that provides coverage for Agency and American Express in a minimum amount of five million ($5,000,000.00) U.S. dollars for any claim, loss or liability resulting from the conduct of Agency or from the creation or publication of advertising pursuant to this Agreement, which policy shall provide that it may not be changed or, canceled without 30 days' prior written notice to Agency. Agency shall provide American Express with immediate notice of any such change or cancellation of the Policy. The Policy may have a deductible of not more than one million ($1,000,000.00) U.S. dollars. At American Express' request, Agency shall provide American Express with a copy of the Policy.

6. Indemnity. (a) American Express Indemnifies Agency. (i) American Express shall be responsible for the accuracy, completeness and propriety of information concerning its industry, organization, products and services, or the products and services of competitors, which American Express furnishes to Agency in connection with the performance of this Agreement. Accordingly, American Express shall indemnify and hold Agency harmless from and against any loss, damage, liability, claim, demand, suit and expense (including reasonable attorneys' fees) which may be incurred by Agency as the result of any claim, suit or proceeding made or brought against Agency based upon any advertising or other services which Agency prepared or performed for American Express and which was approved by American Express, to the extent such claims, suits or proceedings relate to the accuracy, completeness or propriety of the information concerning American Express' industry, organization, products and services, or the products and services of competitors, which American Express furnished to Agency.

       (ii) American Express shall also similarly indemnify and hold Agency harmless in respect of any loss which Agency may sustain resulting from any claim, suit or proceeding made or brought against it arising out of the nature or use by a third party of any of American Express' products or services.

   (b) Agency Indemnifies American Express. (i) Agency agrees in connection with all advertising or promotional matter or other materials submitted by Agency to American Express to indemnify and hold American Express harmless from and against any loss, damage, liability, claim, demand, suit or expense (including reasonable attorneys' fees) which may be incurred by American Express as the result of any claim, suit or proceeding made or brought against American Express based upon any advertising or other services which Agency prepared or performed for American Express (whether or not approved by American Express), to the extent such claims, suits or proceedings relate to:

             A) libel, slander or defamation; or

             B) any infringement of copyright, trademark, service mark, title or slogan; or

             C) piracy, plagiarism, unfair competition or idea misappropriation;
                or

             D) misappropriation of personality; or

             E) any invasion of privacy; or

             F) violation of the right of publicity; or

             G) other property or intellectual property rights.

       (ii) Agency similarly agrees to indemnify and hold American Express harmless from and against any loss, damage, liability, claim, demand, suit or expense (including reasonable attorney's fees) which may be incurred by American Express as the result of any claim, suit or proceeding made or brought against American Express based upon claims arising from contracts, agreements or understandings between Agency and third parties to effectuate the purposes of the Agreement.

       (iii) Agency agrees to pay American Express liquidated damages in the amount of $2 million for breach of the obligations of section 10(a) including solicitation and hiring American Express employees with access to proprietary information to support Competitive Products as defined in section 10.

   (c) Obligations and Rights of Indemnified Party. Upon the assertion of a claim or commencement of any suit against a party that may give rise to a claim of indemnity under this Agreement, the indemnitee shall promptly give the indemnitor notice of such a claim or suit, and shall give the indemnitor reasonable opportunity to settle or defend the claim or suit with counsel of its own choosing. Indemnitee shall have at all times the right to participate in any such settlement which it reasonably believes would have an adverse impact on its business. The parties shall render to each other such assistance as may be reasonably requested to defend against any such claim or suit. An indemnitee shall not settle any such claim or suit without the prior written permission of the indemnitor.

7. Duties of Agency. (a) Agency shall not place any advertising without first obtaining the approval of American Express nor shall it incur any expenditure for which American Express shall be billed, without first obtaining the approval of American Express for the estimated cost thereof. Agency shall make no agreements, commitments or disbursements nor incur any obligations in an amount greater than or equal to $3,000.00 on behalf of American Express or for American Express' account without American Express' prior written approval. American Express' verbal approval is required for amounts less than $3,000.00.

   (b) Agency has not accepted and shall not hereafter during the term of this Agreement and for ninety (90) days thereafter accept appointment as an advertising agency for any products or services competing with American Express' products or services without full discussion and disclosure to American Express and American Express' prior written approval. Products or services which compete with American Express' products or services include, without limitation, credit, debit, charge or stored value cards, calling card with linkage to credit or financial services, travelers cheques and travel agency services.

   (c) Agency will take all reasonable precautions to safeguard any and all of American Express' property entrusted to Agency's custody or control.

   (d) Agency will take all reasonable precautions to safeguard any and all wardrobe and prop items owned by or rented by or on behalf of American Express and entrusted to Agency's custody or control.

   (e) Agency will take all reasonable precautions to guard against any loss to American Express which arises out of Agency's engagement of third parties for the execution of American Express assignments and the failure of such third parties to properly execute such assignment.

   (f) Agency will obtain all necessary releases, licenses, permits and other authorization to use names, likeness, photographs, music, artwork, film, copyrighted materials or any other property or rights belonging to third parties or employees and independent contractors of Agency for use in advertising for American Express, and shall indemnify and hold American Express harmless from and against any loss, damage, liability, claim, demand, suit or expense (including reasonable attorneys' fees) which may be incurred by American Express as the result of any claim, suit or proceeding made or brought against American Express based upon claims arising out of or in connection with any such use.

   (g) All acting, musical or other performing talent (the "Talent") employed by Agency pursuant to this Agreement shall be engaged through a third party service and shall not be considered employees of American Express. Agency shall instruct such third party service to withhold all legally required income and other taxes for the Talent, and to prepare and file all required tax reports and returns in connection with compensation paid to the Talent.

   (h) Agency will proofread all advertising materials prepared by Agency, including those approved by American Express.

   (i) From time to time American Express may provide Agency with new or additional information concerning American Express' organization, products or services. Agency will assure that its personnel performing services for American Express become familiar with such information, and shall be responsible for any additional production costs incurred as a result of errors arising from Agency's failure to do so.

   (j) Agency shall use its best efforts to undertake, obtain or perform all of the above services at the most advantageous rates, terms and conditions available and, from time to time, cooperate with American Express in evaluating the effectiveness of such efforts. Agency agrees to obtain bids from at least three vendors for all services in connection with television and print production which are in excess of $3,000 and which Agency obtains from third parties. Agency further agrees to keep all documentation reflecting such bids for at least two years after their receipt.

8. Ownership. All slogans, names, plans, advertising, publicity, promotional materials or ideas (as those ideas are embodied in Agency materials) or any other materials submitted, created or developed by Agency for American Express during the term of this Agreement ("American Express Work") shall be, as between Agency and American Express, American Express' sole and exclusive property and shall be dealt with by Agency as such. All American Express work shall be deemed to be "work made for hire". To the extent that any American Express work hereunder may not be considered "work made for hire", Agency hereby irrevocably assigns to American Express all its right, title and interest in and to such American Express Work to American Express and will execute any and all documents necessary to transfer and/or evidence American Express' ownership rights. Agency shall not copyright or sell American Express Work for Agency's own benefit or take any other action inconsistent with American Express' exclusive ownership of Client Work.

   American Express acknowledges that Agency possesses general knowledge, experience, skill, talent, ideas, concepts, know-how, algorithms, libraries of codes and other information in the field in which it will provide the services and deliverables and that such information was or will be developed or acquired by Agency other than directly in connection with the services and deliverables, including, without limitation, Agency's proprietary models and processes ("Agency Information"). American Express does not assert any right to the Agency Information, except to the extent when such model and process is customized to include in whole or in part American Express data, processes and methodology and proprietary information. In such event, the customized Agency Information shall constitute American Express work, but Agency retains all rights to the underlying Agency Information.

   Agency warrants that all American Express Work shall be originally and exclusively created for American Express, except for those materials which Agency obtains or licenses from third parties with American Express' consent. Agency shall inform American Express in writing if American Express' ownership of any material is limited in any way by rights of a third party. Agency further warrants that no American Express Work shall infringe on the copyrights, trademarks or other property rights of third parties. Agency shall not grant to third parties or use for the benefit of third parties copyrights or property rights in original American Express Work created by Agency without the express consent of American Express.

9. Non-Exclusivity. This Agreement does not establish Agency as the exclusive advertising agency of American Express during the term of this Agreement or otherwise. American Express shall not be obliged to use the services of Agency except as specifically set forth in this Agreement.

10. Non-Competition. (a) Agency Non-Competition. Agency shall render undivided loyalty and allegiance to American Express in relation to the services to be rendered under this Agreement. Agency shall not, during the term of this Agreement and for a period of one (1) year thereafter, act as advertising agency or render any of the services to be supplied hereunder in connection with any of the products or services listed on Exhibit 3 ("Competitive Products").(1) Agency agrees not to solicit or hire American Express employees with access to or knowledge of American Express proprietary information during the term of this Agreement and for a period of one (1) year after termination of this Agreement and cause its affiliates to do the same.

   (b) Employee Non-Competition. Agency account management and creative personnel working on the subject matter herein who have access to American Express' confidential and/or proprietary information, including but not limited to information concerning current and

----------------------
(1) Exhibit 3 and 4 should list (i) the product lines covered by the Agreement, and (ii) any other related product lines, as well as (iii) entities that compete generally with American Express Travel Related Services' business.

       future marketing plans and strategies, (each an "Employee") shall not perform any work for any other client (including those of affiliates) that sells or markets any Competitive Product (each a "Client") or for any of the American Express' competitors listed on Exhibit 4 (each a "Competitor") (1) during the term of this Agreement and for a period of one (1) year after the earlier of the termination of this Agreement or the termination of the Employee's employment with Agency. Furthermore, employee shall not work for or support affiliates that provide services to competitors during the term of this Agreement and for a period of one
       (1) year after termination of this Agreement. Furthermore, each Employee agrees not to solicit or hire existing or former agency or American Express employees, agents or third parties with knowledge of American Express confidential or proprietary information to perform or assist on any work involving a Competitive Product for any Client or Competitor for a period of one (1) year after the earlier of the termination of this Agreement or the termination of the Employee's employment with Agency.

   (c) Employee Undertaking. Agency shall cause each Employee, as consideration for being permitted to work on the American Express account and for being granted access to American Express' confidential and/or proprietary information, to agree in writing to the terms of sub-paragraph 10(b) by executing a Non-Competition Agreement substantially in the form set forth as Exhibit 5 hereof. Agency shall provide an original counterpart of all such Non-Competition Agreements to American Express.

   (d) It is expressly understood and agreed that Michael Bronner and David Kenny shall have no involvement with the development or implementation of strategies and marketing plans for Charles Schwabs, Prudential and any other competitors of American Express supported by an affiliate.

11. Reports: Books and Records. 1) From time to time American Express may request Agency to participate in, and Agency will use its best efforts to participate in, a periodic agency performance evaluation with respect to (a) Agency's contribution to the American Express business results, (b) Agency's servicing of American Express's account, (c) Agency's economics in servicing American Express's accounts, (d) the working relationship between Agency and American Express, and (e) the implementation of this Agreement.

    2) Upon reasonable notice, all contracts, paper, correspondence, copybooks, time sheets, account records, records reflecting discounts, and other documents which relate to American Express's account, will be open to inspection, examination and audit by American Express or American Express's representative during Agency's normal business hours at Agency's place of business.

    3) At any reasonable time during the life of this Agreement and for one year thereafter, and upon reasonable prior notice to Agency, American Express may examine and make reasonable copies of American Express's files and records (excluding, however, payroll and personnel records) pertaining to American express advertising and marketing.

    4) Unless prohibited by applicable law, Agency shall promptly advise American Express of any actual or contemplated material changes in Agency's ownership or control.

    5) Agency shall provide American Express with annual financial ratios no later than March 31 of the following year. In the event that there is sufficient risk that agency may become insolvent or unable to complete projects for American Express, American Express may suspend the agency relationship and withdraw any or all projects previously assigned.

   All of the foregoing and other requested information supplied by Agency to American Express will be provided in such form and substance as American Express shall reasonably designate.

   American express shall have the right to set-off against the compensation to be paid to Agency for any current year under paragraph 2. Hereof the amount of any overpayment revealed in any audit performed by American Express of amounts paid by American Express to Agency or billed by Agency to American Express of amounts paid prior year. If an underpayment is revealed in the audit, Agency will be entitled to any additional payment.

12. Corporate Purchasing Card. Agency agrees, upon request from American Express, to accept the American Express Corporate Purchasing Card as a method of payment, subject to the parties agreeing on mutually acceptable terms and conditions, as well as the method of implementing the Corporate Purchasing card program.

13. Services by Affiliate. In the event that Agency desires any of its parents, subsidiaries or other affiliates ("Affiliate") to render services to American Express, Agency first shall cause said Affiliate to execute either a separate Agency Agreement with American Express or the Affiliate Agreement attached hereto as Exhibit 6.

14. Compliance With Law. Agency will take all reasonable precautions to ensure that all services, materials and copy supplied to American Express shall not violate any laws or orders or regulations. In addition, Agency will comply with all applicable provisions of the Workers' Compensation law and all other federal, state and local laws, rules and regulations which may be applicable to Agency as an employer.

15. Notice. All notices which either party is required or may desire to give the other party hereunder shall be given by addressing the communication to an appropriate officer of the other party at the address set forth hereunder and may be given by registered mail, fax, telex, cable or personal delivery. Such notices shall be deemed given on the date of receipt if given by mail, fax or personal delivery, or after prepaid deposit of message with cable company if telexed or cabled:

     A. To: American Express at: American Express Travel Related Services Company, Inc.
               World Financial Center
               New York, New York 10285
               Attention:  Vice President - Global Agency Contract and
                           Procurement (Mariana Ng Meyerson)
               Copy:       General Counsel's Office (Ron Gray)
                           Executive Vice President- Global Advertising
                           (John D Hayes)


     B.   To Agency at:    Bronner Slosberg Humphrey, Inc.
                           The Prudential Tower, 800 Boylston Street,
                           Boston, Massachusetts 02199
               Attention:  CEO and President - David Kenny

               Copy:       CEO - Meryl Beckingham
                           The Prudential Tower,
                           800 Boylston Street,
                           Boston, Massachusetts 02199

16. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof, and may only be modified or amended in a written document signed by both parties.

17. Severability. The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

18. Waiver. No waiver or breach of any provision of this Agreement shall constitute a waiver of any other provision, and no waiver shall be effective unless made in writing and signed by an authorized representative of the party against whom such waiver is to be enforced. In the event that any provision of this Agreement shall be illegal or otherwise unenforceable, such provision shall be severed, and the balance of the Agreement shall continue in full force and effect.

19. Assignment. This Agreement may not be assigned by Agency in whole or in part without the express prior written consent of American Express.

20. Construction. This Agreement shall be construed in accordance with and governed by the laws (excluding the conflicts of laws provisions) of the State of New York.

21. Titles. Titles are for reference only. In the event of a conflict between a title and the content of a section, the content of the section shall control.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the later date below.

AMERICAN EXPRESS TRAVEL                 BRONNER SLOSBERG HUMPHREY, INC.
RELATED SERVICES COMPANY, INC.

By: /s/ John D. Hayes                   By:   /s/ David Kenny
   ------------------------------          ---------------------------------
         (John D Hayes)                                (David Kenny)

Title: EVP Global Advertising           Title:     CEO and President
      ---------------------------             ------------------------------
Date:                                   Date:     October 19, 1998
     ----------------------------             ------------------------------

                                                                       EXHIBIT 1

                       Services To Be Provided By Agency


Agency agrees to devote its best efforts to further American Express' interests with respect to American Express' direct marketing, including but not limiting to collateral, direct marketing materials and interactive area for the businesses and marketing areas specified by American Express from time to time. In addition, Strategic Interactive Group will be the media Agency of Record for American Express.

As direct marketing agency for American Express, Agency will provide the following services ("Basic Services"):

  A. Familiarize itself with American Express' business and the industry in which American Express operates.

  B. Provide direct marketing counsel and promotion planning as appropriate in areas in which Agency's advice and guidance would be helpful.

  C. Provide senior level strategic counseling.

  D. Provide insight of competitive marketing and industry trend.

  E. Prepare creative, layouts, copy, scripts and any other elements and materials to be used in direct marketing and promotion.

  F. Produce and / or purchase artwork and mechanicals in a timely, accurate and usable manner and within the standard set by American Express.

  G. Make available to American Express the benefits of Agency's library, process, media and market research conducted for the common benefits of all Agency's Clients.

  H. Prepare and submit to American Express in writing timely estimates of the relevant cost of American Express' advertising and direct marketing expenses.

  I. Comply with American Express' standards and processes and work with American Express to improve marketing processes and standards including but not limiting to STAMP (standardized direct marketing process), DTP (DeskTop Publishing Process) and ratecard process.

  J. Ensure all relevant agency staff is familiar with American Express' processes and standards and that agency staff attend relevant training sessions.

  K. Coordinate with American Express' other designated agencies on all related areas of work.

  L. Strategic Interactive Group will be the Agency of Record for interactive media

  M. Other services mutually agreed to by Agency and American Express.

  N. Participate in periodic Agency performance evaluation as determined by American Express.

                                                                       EXHIBIT 2


                                  Fee Schedule


A. Agency Compensation / Agency Fee

Client agrees to pay Agency a fee for its services based on compensation schedules, as follows:

1. Annual Retainer -- for Agency's senior management's counseling and strategic advice to American Express, in accordance with the hourly rate schedule set forth in Appendix 2 and in the format set forth in Appendix 3. Retainer is designed to cover only senior agency staff's fully loaded time cost. It should be proposed by Agency for American Express review no later than November 15 for the following twelve months. It should be mutually agreed on no later than Dec 15 for the following twelve months. Retainer can be modified upon mutual agreement based on business needs.

2. Counseling and Creative Execution Project Ratecards -- this includes counseling and creative execution ratecards. They are for Agency's services in performing particular projects, including account management, creative development and production / traffic, according to the schedules set forth in Appendix 4a for direct mail ratecard, Appendix 4b for advertising ratecard and Appendix 4c for media commission (which classifies types of projects based upon the level of complexity); and Appendix 4 (which provides prices for the classes of projects set forth in Appendix 3). It is understood that certain projects may be of an extraordinary nature and may require pricing between the defined complexity levels or over and above what is outlined in the standard project ratecards. Any extraordinary adjustment will be mutually agreed upon in advance of the work being done and will be made in accordance with the approval process. For example, it is possible for a "brochure" to be at priced at between simple and moderate which means at 1.5 simple pricing.

3. Hourly rate Project Ratecard - for Agency's services in performing particular projects that do not have a set counseling or creative execution ratecard pricing for. These typically are non-typical projects, which can either be very large or very small. Agency should estimate the resource and time that it will take and use the hourly rate schedule in Appendix 2 to price out the project for client approval.

4. Media Commission - For Agency's services in planning / stewardship and buying media placements, according to the schedule set forth in Appendix 4c.

5. Interactive media - For Agency's interactive media fee, according to the prices set forth in Appendix 6a.

6. Interactive creative - For Agency's interactive services relating to creative work, according to prices set forth in Appendix 6b.

The prices set in Appendix 2, Appendix 4a, Appendix 4b, Appendix 4c and Appendix 5a, Appendix 5a, Appendix 5b, Appendix 5c and Appendix 6a and Appendix 6b can be reviewed and revised upon mutual agreement every two years. If either party desires to adjust one or more of the compensation or fee schedules, it shall notify the other party thereof in writing no later than ninety (90) days before the first of the year and provide to the other party information supporting its request. The parties shall mutually determine the adjustment(s), if any, to the compensation schedule(s). If the parties are unable to agree on such adjustment(s), the schedule(s) will remain unchanged.

B. Third Party costs

1. For prepress (engraving) costs, Agency must ensure cost to be no more than the prices set forth in Appendix 5a.

2. For stock and commissioned photography fee, Agency must ensure cost to be no more than the prices set forth in Appendix 5b.

3. For preproduction or mechanical, Agency must ensure cost to be no more than the prices set forth in Appendix 5c.

If Agency itself performs any of the services specified in the foregoing paragraphs B. 1,2 and 3 and Agency's actual cost of doing so is less than the rate specified in such ratecard, Agency may nevertheless bill Client at such rate. If, however, any third party performs such services and such third party's actual cost of doing so is less than such rate, Agency shall bill American Express for such third party's actual cost. Agency shall not be reimbursed if its own costs or those of any third party exceed the rate specified on the ratecard for performance of such services.

Processes standards:

 . Agency must comply with the standard established by American Express including but not limiting to STAMP, STEPS, DeskTop Publishing (DTP) and ratecard.

 . Agency prepares the Agency Fee Counseling, Execution and hourly rate ratecards immediately after agency concept is developed.

 . Agency submits ratecards electronically for American Express marketing approval(s).

 . American Express marketing approves ratecards electronically.

 . Agency prints out approved ratecard (Purchase Order) and attach it to invoice and send to Phoenix for finance processing and payment.

In case of inconsistency between STAMP and STEP and the above summary, the standards set in STAMP including DTP and ratecard, as well as STEP will prevail.

Scope of Work

American Express will continue to work with Agency to supplement project by project pricing by periodic scope of work using ratecard pricing and monthly payment methodology or other mutually agreed upon payment method.

Agency and American Express responsibilities relating to ratecard and invoicing processes

 . Agency is accountable for creating, submitting and modifying ratecards immediately after agency brief. This will ensures that both Agency and American Express to have a record and audit trail on project pricing status.

 . Agency is accountable for following up with American Express marketing clients on approval status and budget line information.

 . American Express marketing is accountable for approving, request for Discuss
  Further the submitted ratecards.

 . American Express marketing is accountable for providing Agency with the appropriate and accurate budget line details or cost center details for agency to input when creating the ratecards.

 . American Express Finance in Phoenix is accountable for ensuring that payment is timely upon receipt of invoice.

 . American Express Global Agency contact and procurement is accountable for process set up, pricing negotiation and arbitration in case of disagreements between American Express marketing and Agency.

Client Processes and training

More detailed Ratecard process and how it is integrated into the STAMP and DTP process (standardized direct marketing and desk top publishing processes) are contained in the STAMP and desk top publishing manuals which are updated from time to time. All ratecard pricing, definition, standards and formats can be found in the Ratecard system and the STAMP / Team work systems on Lotusnotes. Agency must attend the appropriate training on these three major processes and ensue agency staff have adequate access to the appropriate systems.

                                                                      Exhibit 2a

C. Agency Performance and Bonus

Agency will be evaluated twice a year, in June/July and December/January by American Express clients in accordance with American Express agency evaluation criteria and process.

Performance rating and bonus target is as follows:

Rating 1  :   [***] of aggregate agency compensation before bonus
Rating 2  :   [***] of aggregate agency compensation before bonus
Rating 3  :   [***] of aggregate agency compensation before bonus
Rating 4  :   [***]
Rating 5  :   [***]

Performance will be evaluated twice a year, in June/July and December/January based on the following two evaluation categories:

1) Business rating - This weighs [***] of total performance. Business rating is further categorized into two categories as follows:

    a) Shareholder rating - This weighs [***] of total business rating (that is, [***]of total performance).

        . Shareholder ratings for each business unit is determined by the American Express Board.

        . Overall shareholder rating for the Agency will be calculated based on the weighted average of the shareholder ratings determined by the American Express Board based on net income.

    b) Customer rating - This weighs [***] of total business rating (that is, [***] of total performance).

        . Customer ratings are determined by the users of Agency services in American Express.

        . Overall customer rating for the Agency will be calculated based on the weighted average of the customer ratings determined by the different business units based on agency billing.

2)  Leadership rating - This weighs [***] of total performance.

    . Agency is rated on four leadership dimensions detailed in Appendix 7:

      . Thought leadership [***] (i.e. [***] of total performance)

      . Result leadership [***] (i.e. [***] of total performance)

      . Change leadership [***] (i.e. [***] of total performance)

      . Relationship leadership [***] (i.e. [***] of the total performance)

The performance evaluation matrix and the performance process may be modified from time to time by American Express to reflect business needs.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Agency performance evaluation process

 . Amex marketing leaders submit inputs to business unit leaders for consolidation;

 . Business unit leaders submit evaluation to VP of Global Agency Contract and Procurement for Blue Box consolidation;

 . Business unit leaders will discuss evaluation at Marketing Council Steering
  Committee meeting to finalize ratings for Blue Box for agency.

 . Each business unit leader is responsible for conducting evaluation meetings with his/her agency counterpart. Each marketing leader within a business unit will also conduct evaluation meeting with his/her counterpart.

 . EVP of Global Advertising and Brand Management will conduct overall Blue Box evaluation meeting with head of agency. This is the only source and time that incentive % will be discussed. The final incentive communication will take place after the final business result is available in March.

 . It is the responsibility for both American Express and agency to ensure the evaluation meeting and discussion take place appropriately and timely.

 . VP of Global Agency Contract and Procurement is responsible for the overall evaluation process management and counseling.

Agency incentive payment process

Agency's incentive will be paid out once a year no later than March 31st unless the final business unit ratings are not finalized by the American Express.

                                                            EXHIBIT 3
                      Competitive Products and Competitors

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Business Unit
Business                    Line of Business,                                                                      Wide
  Unit                 Department of Job Function               Standard (if applicable)                       Competitors
------------------------------------------------------------------------------------------------------------------------------------
TRS                      U.S. Consumer Card Group         Top 15 credit card issuers in owned and            VISA Association
                         (including U.S. Service          managed receivable (based on publicly              (U.S. and
                         utility)                         available data as of the date you begin to         International)
                                                          provide services to the competitor).
                                                          plus
                                                          First Data Corp., Total System Services, Inc.,     Mastercard
                                                          Vital Processing Services, Global Payment          Association (U.S.
                                                          Systems, EDS.                                      and International
                                                                                                             and including
                                                                                                             Eurocard)
                   --------------------------------------------------------------------------------------
                         U.S. Business and Consumer       Carlson, Rosenbluth, BTI, World Travel partners,   Citicorp and its
                         Travel                           Maritz, Sabre, Galileo, Amadeus, Microsoft         subsidiaries and
                                                          Travel Technologies, Preview Travel, Liberty       affiliates
                                                          Travel, CUC, Travel Impressions/Empress Travel
                                                          plus
                                                          Competitors of the International Travel business
                   --------------------------------------------------------------------------------------
                         Corporate Card (including        Chase, First Bank VISA (U.S. Bancorp), First
                         Large/middle market,             Chicago NBD Corp., First USA, GE Capital,
                         government card and              NationsBank, of Delaware, Portable Software,
                         Purchasing Card)                 Extensity, Diners Club, Bank of America
                   --------------------------------------------------------------------------------------
                                                          Top 15 credit card issuers in owned and managed
                                                          receivables (based on publicly available data
                                                          as of the date you begin to provide services to
                                                          the competitor).
                                                          plus
                         AERS                             First Data Corp., subsidiary of First Data
                                                          Resources; the group which is our competition is
                                                          called ValueLink - Stored value gift
                                                          cards. Stored Value Systems; a subsidiary of
                                                          National Processing Corp. - Stored value gift
                                                          cards. Any Credit Insurance Company (American
                                                          Banker, American Security) unless they do
                                                          business with Amex. CUC-HFS for service
                                                          enhancements specifically signature,
                                                          credentials. Memberworks (unless they do
                                                          business with us), Encore (unless they do
                                                          business with us), Creditcom (unless they do
                                                          business with us). Professional Employment
                                                          Organizations (PEOs), Brokerage companies,
                                                          E-mail companies, Internet payment companies
                   --------------------------------------------------------------------------------------
                                                          Companies:  Merrill Lynch, Fidelity, Charles
                                                          Schwab, Prudential, SunAmerica, Morgan Stanley
                                                          Dean Witter, Smith Barney, Paine Webber,
                                                          John Hancock, T. Rowe Price, Dreyfus,
AEFA                     AEFA and Direct                  Janus, Scudder, Vanguard, Travelers.
                                                          Products/Services: Financial Planning Services,
                                                          Mutual Funds, Certificates, Long Term Card
                                                          Insurance, Security Services, Annuities,
                                                          Life Insurance, Medical Insurance, Tax and
                                                          Business Services, Property and Casualty
                                                          Insurance, Lending and Deposit Products,
                                                          Retirement Plans, Business Planning Services,
                                                          Income Protection Plans, Direct Investments,
                                                          Wealth Management Services
                   --------------------------------------------------------------------------------------
                                                          Companies: Thomas Cook, Citibank, Visa,
                                                          Mastercard, Any bank or institution offering
Travelers                                                 travel payment options. Products: Travel
Cheques                                                   payment options, Money orders, Debit cards,
                                                          Credit cards, Charge cards, Travelers Cheques
------------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT 4

                      Competitive Products and Competitors

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Business Unit
Business                    Line of Business,                                                                      Wide
  Unit                 Department of Job Function               Standard (if applicable)                       Competitors
------------------------------------------------------------------------------------------------------------------------------------
TRS                      U.S. Consumer Card Group         Top 15 credit card issuers in owned and            VISA Association
                         (including U.S. Service          managed receivable (based on publicly              (U.S. and
                         utility)                         available data as of the date you begin to         International)
                                                          provide services to the competitor).
                                                          plus
                                                          First Data Corp., Total System Services, Inc.,     Mastercard
                                                          Vital Processing Services, Global Payment          Association (U.S.
                                                          Systems, EDS.                                      and International
                                                                                                             and including
                                                                                                             Eurocard)
                   --------------------------------------------------------------------------------------
                         U.S. Business and Consumer       Carlson, Rosenbluth, BTI, World Travel partners,   Citicorp and its
                         Travel                           Maritz, Sabre, Galileo, Amadeus, Microsoft         subsidiaries and
                                                          Travel Technologies, Preview Travel, Liberty       affiliates
                                                          Travel, CUC, Travel Impressions/Empress Travel
                                                          plus
                                                          Competitors of the International Travel business
                   --------------------------------------------------------------------------------------
                         Corporate Card (including        Chase, First Bank VISA (U.S. Bancorp), First
                         Large/middle market,             Chicago NBD Corp., First USA, GE Capital,
                         government card and              NationsBank, of Delaware, Portable Software,
                         Purchasing Card) NationsBank,    Extensity, Diners Club, Bank of America
                         of Delaware,
                   --------------------------------------------------------------------------------------
                                                          Top 15 credit card issuers in owned and managed
                                                          receivables (based on publicly available data
                                                          as of the date you begin to provide services to
                                                          the competitor).
                                                          plus
                         AERS                             First Data Corp., subsidiary of First Data
                                                          Resources; the group which is our competition is
                                                          called ValueLink - Stored value gift
                                                          cards. Stored Value Systems; a subsidiary of
                                                          National Processing Corp. - Stored value gift
                                                          cards. Any Credit Insurance Company (American
                                                          Banker, American Security) unless they do
                                                          business with Amex. CUC-HFS for service
                                                          enhancements specifically signature,
                                                          credentials. Memberworks (unless they do
                                                          business with us), Encore (unless they do
                                                          business with us), Creditcom (unless they do
                                                          business with us). Professional Employment
                                                          Organizations (PEOs), Brokerage companies,
                                                          E-mail companies, Internet payment companies
                   --------------------------------------------------------------------------------------
                                                          Companies:  Merrill Lynch, Fidelity, Charles
                                                          Schwab, Prudential, SunAmerica, Morgan Stanley
                                                          Dean Witter, Smith Barney, Paine Webber,
                                                          John Hancock, T. Rowe Price, Dreyfus,
AEFA                     AEFA and Direct                  Janus, Scudder, Vanguard, Travelers.
                                                          Products/Services: Financial Planning Services,
                                                          Mutual Funds, Certificates, Long Term Card
                                                          Insurance, Security Services, Annuities,
                                                          Life Insurance, Medical Insurance, Tax and
                                                          Business Services, Property and Casualty
                                                          Insurance, Lending and Deposit Products,
                                                          Retirement Plans, Business Planning Services,
                                                          Income Protection Plans, Direct Investments,
                                                          Wealth Management Services
                   --------------------------------------------------------------------------------------
                                                          Companies: Thomas Cook, Citibank, Visa,
                                                          Mastercard, Any bank or institution offering
Travelers                                                 travel payment options. Products: Travel
Cheques                                                   payment options, Money orders, Debit cards,
                                                          Credit cards, Charge cards, Travelers Cheques
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT 5


                           Non-Competition Agreement


          I, ____________________________, have been asked by [Agency]("Agency")
to provide services to American Express Travel Related Services Company, Inc. ("American Express"). In connection with providing those services to American Express, I understand that I will be given access to confidential and/or proprietary information concerning American Express, its business, and/or its marketing plans and strategies.

          As consideration for being permitted to work on the American Express account, for being granted access to American Express' confidential and/or proprietary information, and for my continued employment at the Agency, I hereby agree personally to abide by the duties and obligations of Agency and its Employees as set forth in Sections 3 and 10(a)-(b) of the Advertising/ Marketing/Promotion Agency Agreement dated [date ________] between Agency and American Express (the "Agreement"), pursuant to which Agency has agreed to provide [description of services________________] to American Express (the "Services"). Those sections provide:

          3. Confidentiality. Proprietary information provided by the disclosing party to the receiving party shall remain the property of the disclosing party and shall not be disclosed by the receiving party to any third party including employees of affiliates during the term of this Agreement or thereafter without the disclosing party's prior written approval. Notwithstanding the foregoing, the receiving party may disclose such information when required to do so by law provided; however, that the receiving party gives the disclosing party prior written notice of any intention to make such disclosures, with sufficient time for the disclosing party to take steps to protect its interest if it so desires. The receiving party shall promptly inform the disclosing party of all requests by third parties for information about the disclosing party prior to delivery of any such information with sufficient time to provide the disclosing party with opportunity to object in a timely and meaningful manner.

          10. Non-Competition, (a) Agency Non-Competition. Agency shall render undivided loyalty and allegiance to American Express in relation to the services to be rendered under this Agreement. Agency shall not, during the term of this Agreement and for a period of one (1) year thereafter, act as advertising agency or render any of the services to be supplied hereunder in connection with any of the products or services listed on Exhibit 3 ("Competitive Products").l Agency agrees not to solicit or hire American Express employees with access to or knowledge of American Express proprietary information during the term of this Agreement and for a period of one (1) year after termination of this Agreement and cause its affiliates to do the same.

          (b) Employee Non-Competition. Agency management and creative personnel working on the subject matter herein who have access to American Express' confidential and/or proprietary information, including but not limited to information concerning current and future marketing plans and strategies, (each an "Employee") shall not perform any work for any other client that sells or markets any Competitive Product (each a "Client") or for any of the American Express competitors listed on Exhibit 4 (each a "Competitor") during the term of this Agreement and for a period of one (1) year after the earlier of the termination of this Agreement or the termination of the Employee's employment with Agency. Furthermore, employee shall not work for or support affiliates that provide services to competitors during the term of this Agreement and for a period of one (1) year after termination of this Agreement. Furthermore, each Employee agrees not to solicit or hire existing or former agency or American Express employees, agents or third parties with knowledge of American Express confidential or proprietary information to perform or assist on any work involving a Competitive Product for any Client or Competitor for a period of one (1) year after the earlier of the termination of this Agreement or the termination of the Employee's employment with Agency.

          (c) It is expressly understood and agreed that Michael Bronner and David Kenny shall have no involvement with the development or implementation of strategies and marketing plans for Charles Schwabs, Prudential and any other competitors of American Express supported by an affiliate.


          I further agree that American Express is a third party beneficiary of this agreement and has full right, power and authority to enforce its terms.


BRONNER SLOSBERG HUMPHREY, INC.         [EMPLOYEE, DIRECTOR OR OFFICER]

By  /s/ David Kenny
  -----------------------------         --------------------------------
  Name:
  Title: President and CEO
  Date: October 19, 1998                Date:
       ------------------------              ---------------------------

                                                                       EXHIBIT 6

                              Affiliate Agreement

          Strategic Interactive Group, Inc. ("Affiliate"), an affiliate of Bronner Slosberg Humphrey, Inc. ("Agency"), having been asked by Agency to provide interactive advertising, marketing or promotion services to American Express Travel Related Services Company, Inc. ("American Express"), hereby agrees with American Express as follows:

          Affiliate has reviewed that certain "Advertising/Marketing/Promotion Agency Agreement" dated October 9, 1998 (the "Agreement") between Bronner Slosberg Humphrey, Inc. and American Express, pursuant to which Agency has agreed to provide interactive, marketing, advertising and media services to American Express (the "Services"). In consideration for being allowed to provide Services to American Express directly and/or through Agency, Affiliate hereby agrees to be bound by all of Agency's duties and obligations of the Agreement with respect to any Services Affiliate provides to American Express including but not limited to the duties and obligations set forth in paragraphs 3 (Confidentiality), 6 (Indemnity), 7 (Duties of Agency), 8 (Ownership), 10 (Non-competition) and 12 (Compliance with Law).

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the later date below.


AMERICAN EXPRESS TRAVEL                 STRATEGIC INTERACTIVE GROUP, INC.
RELATED SERVICES COMPANY, INC.

By: /s/ John D Hayes                    By:  /s/ Meryl Beckingham
   -------------------------------         ------------------------------
   Name. John D Hayes                      Name: Meryl Beckingham
   Title: EVP -- Global Advertising        Title: SVP and CFO
          and Brand Management

   Date:                                 Date:  October 19, 1998
         ------------------------              ---------------------------

                                                                      APPENDIX 1
[AMERICAN EXPRESS LOGO]


                                     1998
                               AMERICAN EXPRESS
                                   EMPLOYEE
                               TRAVEL & EXPENSE
                                     GUIDE

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE

                        TABLE OF CONTENTS

I.   General Policy                                           4
II.  Payment Methods                                          4
A.   Corporate Card                                           4
     1. Use of Corporate Card                                 4
     2. Reconciliation of Corporate Card Account              4
     3. Membership Rewards                                    4
B.   Cash Advances                                            5
C.   Corporate Purchasing Card (CPC)                          5
III. Out-of-Town Travel                                       5
A.   Travel Authorization/Arrangements                        5
     1. Travel Authorization                                  5
     2. Travel Arrangements                                   6
     3. Traveler Profiles                                     6
     4. Passport/Visa Services                                6
     5. Travel Advisories                                     6
B.   Transportation                                           6
     1. Air Travel                                            6
     2. Car Rental                                            8
     3. Rail                                                  9
     4. Taxis                                                 9
     5. Company Cars                                         10
     6. Personal Auto                                        10
     7. Ferry/Car Ferry/Channel Tunnel                       10
C.   Lodging                                                 10
     1. Hotel Selection                                      10
     2. Hotel Cancellations                                  11
     3. Hotel Frequent Guest Programs                        12
     4. Lodging with Relatives/Friends                       12
D.   Meals                                                   12
E.   Weekend Travel                                          13
     1. Weekend Stay (Before or After a Business Trip)       13
     2. Weekend Return Home                                  14
     3. Weekend Side Trips                                   14
F.   Spouse/Partner Travel                                   14
     1. For Business or Achievement Awards                   14
     2. In Lieu of Employee Weekend Return Home              14
G.   Temporary Assignments/Extended Business Trips           15
     1. Lodging                                              15

----------------------------------------------------------------------------- 2

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE

     2. Meals and Incidental Expenses                        15
H.   Emergency Travel                                        15
     1. General Procedures                                   15
     2. Personal Emergencies                                 15
I.   Miscellaneous Travel Expenses                           15
J.   Other Personnel - Travel Expenses                       16
     1. Consultants                                          16
     2. Employment Candidates                                16
     3. Employment Contracts                                 16
     4. Expatriate Employees                                 17
IV.  In-Town Travel                                          17
A.   Meals                                                   17
     1. Employee Business Meals/Meetings                     17
     2. Worked Late/Holiday/Weekend Meals                    17
     3. Meals with Clients/Prospects                         17
     4. Spouse/Partner In-Town Meal and Entertainment
        Expenses                                             17
V.   Group Travel                                            18
A.   Approvals                                               18
B.   Cost Containment Measures                               18
VI.  Other Business Expenses                                 18
A.   Entertainment                                           18
B.   Club Memberships                                        19
C.   Gifts                                                   19
D.   Purchases                                               19
     1. Supplies                                             19
     2. Temporary Services                                   19
E.   Telecommunications                                      20
     1. Cellular Telephones                                  20
     2. Air/Rail Telephones                                  20
     3. Faxes/Modems                                         20
F.   Training                                                20
G.   Subscriptions .                                         20
H.   Professional Dues and Licenses                          20
I.   Team Building/Department Parties                        20
VII. Personal Employee Travel                                21
VIII. Expense Reimbursement Procedures                       21
A.   Responsibilities                                        21
B.   Support for and Submission of Claims                    21
IX.  Non-Reimbursable Expenses                               23

----------------------------------------------------------------------------- 3

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE

I. General Policy

  The Company will reimburse employees for actual and reasonable expenses incurred in conducting Company business that are properly documented, approved and in accordance with this policy. Not complying with this policy will result in not being reimbursed for expenses, and appropriate management action, up to and including termination.

  No American Express business segment or unit can establish and apply business expense reimbursement guidelines more lenient than those set in this policy. However, they may elect to maintain more restrictive guidelines. Refer to Addendum 1 for supplemental guidelines for the U.S., and AEB and AEFA employees. Exceptions not specifically authorized in this policy require the prior written approval of a Planning and Policy Committee (PPC) member, stating the business reason for the exception.


II. Payment Methods

  The following methods may be used to pay for reimbursable business expenses:

A. Corporate Card

  1. Use of Corporate Card

  Reimbursable business expenses must be paid for using the American Express Corporate Card, whenever and wherever possible. Employees incurring business expenses of at least US$500 per year should apply for a Corporate Card. Applications can be obtained through the Procurement Fax Information Service at 1-800-644-0950 or on the Company e-mail bulletin board under "Global Corporate Travel." Employees without Corporate Cards, for whatever reason, should have their business travel expenses charged to their manager's Corporate Card, wherever possible. Use of personal cards for payment of business expenses and use of the Corporate Card for personal expenses are prohibited.

  2. Reconciliation of Corporate Card Account

  Employee Corporate Card accounts must be kept current at all times. Expense vouchers must be submitted on a timely basis to clear outstanding balances and to prevent any account from aging past its due date. Employees should refer to Addendum 1 or contact their local Controller for local account reconciliation guidelines.

  3. Membership Rewards

  Employees are not eligible for Membership Rewards points for business-related charges.

----------------------------------------------------------------------------- 4

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


B. Cash Advances

  Employees are discouraged from using cash advances to pay for business travel and should use the Corporate Card, whenever possible. Cash advances should only be used on an exception basis, and when used, charged to an employee Corporate Card. Employees requiring cash advances are encouraged to use American Express cash products, including Corporate Travelers Cheques and Corporate Express Cash. Refer to Addendum 1 or local market addendum for cash advance limits.


C. Corporate Purchasing Card (CPC)

  Where available and feasible, the American Express Corporate Purchasing Card must be used by authorized employees to purchase goods and services from designated vendors. These vendors are listed in an "Approved Supplier List" maintained by Global Procurement. The CPC may not be used to pay for travel expenses in lieu of the Corporate Card.

  Departments that make purchases from vendors listed on the Approved Supplier List should designate one or more employees to receive a CPC. The only person who should use the CPC is the person whose name appears on the face of the Card. Use of the CPC for personal purchases or expenses is prohibited. If the CPC is currently not available in your location, purchases should be made through a Global Procurement representative for your office, where applicable.


III.  Out-of-Town Travel

A. Travel Authorization/Arrangements

  1. Travel Authorization

  Out of town travel should occur only when there is a significant value added to the business that cannot be accomplished through conference calls, videoconferencing, etc. A list of worldwide videoconferencing facilities and reservation procedures, are available on the Company's e-mail bulletin board under "Global Corporate Travel."

  Individual trips, or long-term travel plans, must be pre-approved by the employee's manager and booked as early as possible to take advantage of advance purchase airline discounts. Pre-approval may be verbal, unless written approval is required by the local business unit.

----------------------------------------------------------------------------- 5

        1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  2. Travel Arrangements

  Travel arrangements for air, lodging and car rental must be made at the same time through the traveler's designated American Express Travel or Representative office. Failure to use designated offices may result in not being reimbursed for expenses.

  3. Traveler Profiles

  To provide readily accessible traveler information and preferences within policy guidelines to Travel Counselors, employees who travel should complete and submit a Traveler Profile to their designated travel office for entry into the American Express reservation system. Travelers are responsible for ensuring that information on profiles is current. Profile forms are available on the e-mail bulletin board under "Global Corporate Travel," or can be obtained from designated travel offices.

  4. Passport/Visa Services

  When making reservations, travel counselors will notify travelers of passport, visa, tourist card and immunization requirements and assist travelers, as necessary, to ensure that the requirements are met. Passport, visa, tourist card or other entry costs, as well as immunization expenses are reimbursable, if required for business travel purposes.

  5. Travel Advisories

  Employees should NOT travel to countries for which a travel advisory has been issued by the U.S. State Department, local governments or American Express.

B. Transportation

  1. Air Travel

  Travelers are required to use American Express preferred carriers and the class of service designated by policy. AEB employees should refer to Addendum 1 for applicable class of service guidelines. Travel Counselors will provide employees with, and employees must accept, the lowest logical airfare for their eligible class of service.

  Employees must accept alternative flights departing within one hour before or after the original departure time requested (time window). For domestic travel, the time window restriction may be waived on the return portion of a trip if the employee would land after 8:00 p.m. local time. Carrier selection based on frequent flyer programs is prohibited.

  Use of penalty or non-refundable fares is recommended. These tickets can be changed and reissued for a fee that still make their use more economical to the company. Reissuance fees are reimbursable.

----------------------------------------------------------------------------- 6

      1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


The following tables illustrate class of air travel guidelines for employees who do not receive agency discounts (AD) and employees eligible for agency discounts* (AD employees):

---------------------------------------------------------------------------------------------
                                           CLASS OF AIR TRAVEL**
                -----------------------------------------------------------------------------
 Non-AD          Flights (less than)5.5     Flights 5.5 to 8.5     Flights (greater than)8.5
Employees               hours (1)                 hours                      hours
---------------------------------------------------------------------------------------------
Band 60 and
above                    Economy            First Class           First Class
---------------------------------------------------------------------------------------------
Band 50                  Economy            Business Class (2)    First Class
---------------------------------------------------------------------------------------------
Band 45                  Economy            Business Class (2)    Business Class
---------------------------------------------------------------------------------------------
All Others               Economy            Economy (3)           Business Class
---------------------------------------------------------------------------------------------
Flights under 5.5 hours:
(1) All employees must accept the lowest logical air fare and may not request a higher fared ticket to obtain an upgrade in class of service. Soft dollar*** or free tickets must be accepted, when offered by the Travel
    Counselor.

Flights 5.5 to 8.5 hours:
(2) If business class is not available, the lowest logical economy fare must be accepted.
(3) Employees band 40 and below must accept the lowest logical fare and may not request a higher fared ticket to obtain an upgrade in class of service.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                             CLASS OF AIR TRAVEL
                        ---------------------------------------------------------------------------------------------------
                         Flights (less than) 5.5              Flights 5.5 to 8.5             Flights (greater than) 8.5
AD Employees                      hours                              hours                            hours (3)
---------------------------------------------------------------------------------------------------------------------------
Band 40 and                    Business (1)                     Business (2)                    First Class
above
---------------------------------------------------------------------------------------------------------------------------
All Others                     Economy                          Business (2)                    First Class
---------------------------------------------------------------------------------------------------------------------------
Flights (less than) 5.5 hours:
(1) If business class is not offered or available, AD first class is authorized.
    lf AD first class is not available, non-AD employee guidelines apply. Soft dollar or free tickets must be accepted when offered, regardless of class of service.

Flights 5.5 to 8.5 hours:
(2) If business class is not offered or available, AD first class is authorized.
    If AD first class is not available, non-AD employee guidelines apply. If soft dollar or free tickets are available in business class, they must be accepted.

Flights greater than 8.5 hours:
(3) Employees who hold IATAN cards may fly first class, based on availability.
    If AD first class is not available, non-AD employee guidelines apply. If soft dollar or free tickets are available in business class, they must be accepted.
---------------------------------------------------------------------------------------------------------------------------

* Employees eligible for agency discounts must request and utilize AD tickets for business travel.

**  AEB employees should refer to Addendum 1 for class of air travel guidelines.

*** Soft dollars are promotional funds earned from individual airline partners based on sales volume. Soft dollar tickets are charged to a special account, not the employee's Corporate Card, and therefore, must not be expensed on an expense voucher.

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      1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE



Authorized Exceptions:

 . Travel to, from and within Africa; Russia; the European countries of Croatia, the Czech Republic, Greece, Hungary, Poland and Turkey; the Middle Eastern countries of Bahrain, Iran, Iraq, lsrael, Jordan, Kuwait, Lebanon, Oman, Republic of Yemen, Saudi Arabia, Syria, United Arab Emirates; and the Asian countries of Bangladesh, India, Indonesia, Pakistan, the Peoples Republic of China, the Philippines, Sri Lanka, and Vietnam may be in business class. In addition, all employees band 40 and above may fly business class to, from and within the remaining Asian countries.

 . Employees who travel on overnight flights, and proceed directly to work, may upgrade from economy to business class. If business class is not available, then first class is permitted. Employees who upgrade may not book an additional hotel night if their hotel cannot gratuitously accommodate early check-in or late check-out.

 . When traveling with clients or customers, employees may use the same class of service. In such cases, specific details must be noted on the traveler's itinerary.

 . Travel on the Concorde requires prior written approval from the Office of the Chief Executive (OCE).

Employees Traveling Together

It is suggested that no more than two senior Company executives or 50% of the employees of a department travel on the same commercial flight.

Use of Chartered or Private Aircraft

Employees may not use chartered or private aircraft while traveling on Company business.

2. Car Rental

The use of rental cars is only justified when it is economically cheaper than the best local ground transportation alternative, taking safety and travel time into consideration. Personal convenience is not an acceptable justification. Car rentals are to be booked through the designated American Express Travel or Representative office which must use preferred suppliers, when available. Rental cars should be returned on time and with a full tank of gas to avoid additional hourly and excessive refueling charges. Employees traveling in the U.S. should refer to Addendum 1 for car rental rates.

Rental cars must be intermediate size for North America and standard size for other locations. Use of a rental car one size larger than that allowed by policy is acceptable when: four or more employees travel together and share the rental; entertaining customers; cars in authorized category are not available; the upgrade is at no additional cost; transporting excess baggage; or pre-approved for medical reasons, i.e., drivers with disabilities.

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      1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


Car Rental Insurance Guidelines

The following table stipulates the policy for accepting or declining car rental insurance, depending on the employee's domicile and travel destination:

------------------------------------------------------------------------------------------------------------------------------------
Domicile                           Destination           Accept              Decline                  Accident Notification
------------------------------------------------------------------------------------------------------------------------------------
U.S.                         U.S., territories,      --                  All insurance(1)(2)          . Auto damage - Travelers
                             possessions and                                                            Insurance Co.
                             Canada                                                                     1-800-243-2490
                                                                                                      . Bodily injury- Travelers
                                                                                                        Insurance Co. 1-800-832-7839
------------------------------------------------------------------------------------------------------------------------------------
U.S.                         Outside U.S.,           All insurance       --                           . Bodily Injury - Corporate
                             territories and                                                            Risk Financing 612-671-8974
                             possessions
------------------------------------------------------------------------------------------------------------------------------------
Canada                       Canada, U.S.,           --                  All insurance                . Auto damage - Travelers
                             territories and                                                            Insurance Co. 1-800-243-2490
                             possessions                                                              . Bodily Injury - Travelers
                                                                                                        Insurance Co. 1-800-832-7839
------------------------------------------------------------------------------------------------------------------------------------
Canada                       All other               All insurance       --                           . Bodily Injury - Corporate
                             countries                                                                  Risk Financing 612-671-8974
                             (except U.S.,
                             territories and
                             possessions)
------------------------------------------------------------------------------------------------------------------------------------
All other non-               U.S., territories       --                  All insurance                . Auto damage - Travelers
U.S./non-                    and possessions                                                            Insurance Co. 1-800-243-2490
Canada                                                                                                . Bodily Injury - Travelers
                                                                                                        Insurance Co. 1-800-832-7839
------------------------------------------------------------------------------------------------------------------------------------
All EMEA                     Europe                  CDW/LDW if          All other                    . Bodily Injury - Corporate
                                                     not included        insurance                      Risk Financing 612-671-8974
                                                     in base rental
                                                     rate (2)
------------------------------------------------------------------------------------------------------------------------------------
All other non-               countries other         CDW/LDW             --                           . Bodily Injury - Corporate
U.S. except                  than own domicile       and all other                                      Risk Financing 612-671-8974
Canada                       and U.S.,               insurance
                             territories,
                             possessions,
                             Canada and
                             Europe
------------------------------------------------------------------------------------------------------------------------------------

1) Bodily injury and property damage liability; uninsured motorist; personal injury protection; theft protection; personal accident and loss and damage.
2)  CDW/LDW - collision damage waiver/loss damage waiver (damage to rental car).

3.  Rail

Economy class should be used for rail travel under three (3) hours and club/first class travel is permitted for trips exceeding three hours, where airfare would be more expensive.

4.  Taxis

Use of taxis and approved car services are authorized in cases where valid business reasons warrant their use. The most economical and efficient means of getting around at the travel destination should be used, taking safety into consideration. The use of hotel courtesy coaches, when traveling to and from the airport, should be evaluated as an alternative to

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        1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


taxis. Employees traveling in the New York City area should refer to Addendum 1 for a list of American Express approved car services.

5. Company Cars

Employees with Company cars are expected to use them for local business-related travel unless a more economical means of travel is available.

6. Personal Auto

The Company will reimburse employees for using their personal autos for Company business when it is cheaper than the best local transportation available and not for personal convenience. When using a personal auto, costs are reimbursed as stated by local authorities. Refer to addendum 1 or local market addendum for reimbursement rates. Employees will also be reimbursed for parking and tolls. On long distance trips, i.e., over 300 miles or 500 kms, car rental should be used as the less costly alternative.

7. Ferry/Car Ferry/Channel Tunnel

Employees may use ferries, car ferries or the Channel Tunnel where the total cost is less than air or rail fare to the same location.

Travel to European centers by car and ferry is permitted provided a written cost estimate is approved by a unit executive of band 45 or higher, prior to the trip, and attached to the expense voucher. The decision to approve must consider the loss of working hours between using the car and ferry and a more expedient method of travel.

C.  Lodging

Hotel reservations should be made by the designated American Express Travel or Representative office.

1. Hotel Selection

Travel Counselors are instructed to book employees in preferred hotels with which American Express has negotiated discounted employee rates. If a preferred hotel is not available, employees must use a moderately priced hotel listed in the American Express Select Hotel Guide, charging a rate at or below the guideline rate set by American Express for the destination city. Lists of preferred hotels and maximum guideline rates are available on the e-mail bulletin board under Global Corporate Travel. The American Express Select Hotel Guide is available at designated travel or representative offices or from the Global Corporate Travel Group.

Employees holding IATAN (or IATA) cards (AD employees) are expected to request and accept travel industry discounts at preferred hotels.

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      1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


Safety and security are of primary importance when employees are traveling on Company business. If an employee arrives at a preferred hotel and feels that there is a threat to his/her safety, the traveler may relocate to another hotel, and be reimbursed. Travelers must, however, report this hotel, within 24 hours, to the Global Corporate Travel Group responsible for the worldwide employee hotel program. The Unit can be reached through e-mail (See addendum 1 for e-mail addresses).

While hotel reservations should be booked by designated travel offices, there will be occasions when individual, group or conference hotel reservations will be booked directly, or where an American Express or Representative office in a destination city can make a hotel reservation at a lower rate. In these instances, the traveler is responsible for notifying his/her designated home booking office of the accommodation, confirmation number and rate to complete the traveler's itinerary.

When the combined costs of round trip ground transportation, to and from where the employee must be for business purposes, and lodging at an American Express preferred hotel equals or exceeds the combined cost of staying at another, more conveniently located property, the alternate property may be used. In this case, the Travel Counselor will note the reason for the exception on the traveler's itinerary, and the reservation will be considered within policy. A detailed cost comparison analysis must be attached to the expense voucher when submitting related expenses for reimbursement.

For international flights arriving or departing at exceptionally early or late hours, employees may book an additional day if the hotel cannot adequately accommodate early check-in or late check-out. Where available, day rooms at airports should be considered for such circumstances, or for long waits between connecting flights. Employees traveling on an overnight flight and upgrading to business class will not be reimbursed for an additional hotel day.

In instances where an American Express negotiated hotel is not available and the only hotel available in the employee's business travel destination exceeds the guideline rate, the Travel Counselor may make the reservation at the out-of-policy hotel, noting on the itinerary that the employee is within policy and why. Without the required itinerary indicating that the employee is within policy or without written approval from a P&PC member, Vendors Payable will only reimburse employees up to the guideline rate and employees are responsible for paying the difference between the actual hotel rate and the guideline rate.

2.  Hotel Cancellations

Travelers are responsible for canceling hotel reservations and must notify their designated travel office of the cancellation. Any penalties incurred for not canceling a guaranteed hotel

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        1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  reservation are the responsibility of the traveler and not reimbursable. Travel Counselors will not negotiate the removal of hotel cancellation fees.

  3. Hotel Frequent Guest Programs

  Some hotels have frequent guest programs that reward travelers with free accommodations. Participation in these programs must not influence hotel selection when it would result in a higher cost to the Company. Membership fees associated with joining these programs are not reimbursable.

  4. Lodging with Relatives/Friends

  With prior approval of their manager, employees may choose to stay with relatives or friends while traveling on Company business, in lieu of an American Express negotiated preferred hotel. Employees will receive $25 for each night lodging with relatives or friends. This includes weekend nights in the midst of a trip, where the employee would not be entitled to return home, as well as, weekend nights needed to take advantage of lower airfares. Meals and incidentals are not included in the $25. Employees will be reimbursed through normal expense voucher submission procedures, providing a brief description of the circumstances on their expense voucher. The $25 may or may not be taxable as income to employees, depending upon local tax laws.


D. Meals

  The Company will reimburse employees for actual meal expenses following the daily meal guideline established for their travel destination. When two or more employees are eating together, meal guidelines per person should be followed and the meal expense must be charged by the senior individual. However, in cases where the employees are invited to a business meal as a guest by the local management of the business destination, the host may charge the meal. Meals with clients or business prospects are not subject to these guidelines; however, they will be reimbursed only if reasonable and appropriate.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  must be attached to the expense voucher when submitting related expenses for reimbursement.

  2. Weekend Return Home

  Employees are entitled to return home on interim weekends of temporary assignments. In general, once every three weeks while traveling within the same continent and once every five weeks while traveling inter-continentally are considered reasonable guidelines.

  3. Weekend Side Trips

  The cost of transportation, lodging and meals for weekend "side trips" to alternate locations, on interim weekends of temporary assignments, is reimbursable up to the cost of lodging and meals that would have been incurred if the employee stayed at the business location. An analysis must be attached to the expense voucher when submitting related expenses for reimbursement.


F. Spouse/Partner Travel

  1. For Business or Achievement Awards

  Travel expenses of a spouse/partner are not reimbursable as a business expense unless a material and direct benefit to the Company will be derived from their presence. However, if the Company invites or requests a spouse/partner to accompany an employee on a business trip, to a meeting or to an achievement award event, the Company will reimburse the employee for the spouse/partner's travel expenses and reasonable dependent care, if applicable.

  The spouse/partner is subject to the same travel policy guidelines as the employee. In-policy spouse/partner expenses will be reimbursed through the employee's expense voucher. Written approval must be obtained from the Unit CFO prior to the trip and be attached to the expense voucher when it is submitted.

  2. ln Lieu of Employee Weekend Return Home

  In lieu of a weekend return home trip, employees may elect to have a spouse/partner visit them at their travel destination. The spouse/partner must travel economy class and employees will only be reimbursed for transportation costs up to the amount they would have incurred to travel home (e.g., airfare, parking, mileage, taxi). An analysis must be attached to the expense voucher when submitting related expenses for reimbursement. Spouse/partner weekend lodging and meal expenses will not be reimbursed. The amount reimbursed will be included in the employee's taxable income and will be subject to payroll taxes.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


G. Temporary Assignments/Extended Business Trips

  1. Lodging

  Employees on temporary assignments or extended business trips exceeding 30 days should stay in leased, furnished apartments at their temporary locations, in lieu of hotels, if these apartments are available, practical and cost efficient. The local American Express business office should assist employees in finding appropriate accommodations.

  2. Meals and Incidental Expenses

  Employees will receive a daily allowance to offset meals and incidental expenses, including groceries, laundry and dry-cleaning. The allowance is in lieu of specific expense reimbursements and must follow any guidelines established by local authorities, e.g., IRS in the U.S. Daily allowances should be reduced proportionately when meals are provided by others, i.e., 1/3 for each business meal attended. Contact your local tax office for applicable per diem rates.

H. Emergency Travel

  1. General Procedures

  For any emergency situation, or if you unexpectedly need to change your travel plans after office hours, contact the locally designated after-hours service or the Emergency Travel Center at 1-800-847-0242 while traveling in the U.S., 1-800-434-2941 in Canada and 313-271-7887 for all other locations. Call collect or use AT&T USA Direct when not using one of the 800 numbers. Emergency service is available 24 hours a day, 7 days a week, 365 days a year. The Emergency Travel Center should not be used for non-emergency situations. Refer to local market addendum for locally designated Emergency Travel Offices outside the U.S. and Canada.

  2. Personal Emergencies

  In instances when a business trip is interrupted due to a family emergency, all reasonable expenses incurred to return home are reimbursable.

I. Miscellaneous Travel Expenses

  The following miscellaneous travel related expenses will be reimbursed:

  . Reasonable telephone charges - When possible, office telephones should be used for all calls. Employees should use a local calling card program that bills charges to the American Express Corporate Card, where available, or a personal calling card.

  .  Bottled water.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  . Reasonable laundry, dry-cleaning and pressing services during hotel stays of more than 3 days.

  . Medical expenses - In the case of a medical emergency while on a business trip, reasonable and necessary doctors' bills, prescriptions, and other medical services not covered by the employee's insurance program will be reimbursed when supported by receipts. Reimbursed medical expenses are included as income in the employee's taxable income and are subject to payroll taxes.

  .  Reasonable tips.

  . Emergency child care/dependent care expenses - When traveling on Company business is not customarily part of an employee's job and the employee has been given short notice of a trip without ample time to provide for regular child or dependent care, the Company will bear additional care costs. A brief explanation of the circumstances must be submitted with the expense voucher.


J. Other Personnel - Travel Expenses

  1. Consultants

  Consultants are expected to follow the same policy guidelines as American Express employees. When feasible, contracts should require consultants to utilize American Express travel resources and products to minimize travel costs. Travel and entertainment expenses, itemized on consultant invoices and supported with original receipts, must be recorded as T&E expense in the Company's accounting system.

  2. Employment Candidates

  Reasonable travel expenses, including airfare, lodging and meals, incurred by external candidates will be reimbursed. These expenses should be charged to the interviewer's Corporate Card, when possible, and submitted for reimbursement on an expense voucher. Candidates who can reasonably return home the day of the interview will not be reimbursed for lodging expenses, e.g., candidate lives in Boston and interviews in New York.

  3. Employment Contracts

  Employees who have employment contracts with American Express may be subject to different reimbursable business expense policies and should consult their contract for specific guidelines. When submitting claims for expenses specifically allowed in the employment contract, employees must submit with the expense voucher the portion of the contract that pertains to the expense item.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  4. Expatriate Employees

  Expatriate employees may be subject to different reimbursable expense policies and should contact Expatriate Services at 212-640-2804 or their Human Resources representative for specific guidelines.


IV.  In-Town Travel

A.  Meals

  1. Employee Business Meals/Meetings

  Meal expenses for employee business meetings. i.e., employees only, will be reimbursed if costs are reasonable and meals are infrequent. Every effort should be made to have these meetings in-house, e.g., cafeteria or approved local caterer. If two or more employees are dining together, the senior individual must charge the meal.

  Personal development review meetings between a manager and a subordinate should follow the in-house guideline for meetings during breakfast or lunch. If schedules force these meetings to occur over dinner, a moderately priced restaurant should be selected.

  2. Worked Late/Holiday/Weekend Meals

  If an employee works overtime: after normal hours, on a holiday or on a weekend, the cost of meals will be reimbursed. See Addendum 1 or local market addendum for guidelines.

  3. Meals with Clients/Prospects

  Reasonable business meals with business associates and clients that are essential to conducting Company business will be reimbursed. If more than one employee is present, the senior level employee must charge the meal. Documentation of the attendees, their business relationship and topics discussed, or benefits derived, must be written on the receipt or record of charge (ROC). If a business meal meeting with a client is considered confidential, the client's name need not be identified on the receipt, If this would constitute a breach of confidentiality in the country where the client is doing business. In this instance, a brief explanation must be provided on the receipt.

  4. Spouse/Partner In-Town Meal and Entertainment Expenses

  Spouse/partner in-town meal and entertainment expenses are reimbursable if a material and direct benefit to the Company will result from the presence of the employee's spouse/partner, or the expense is incurred as part of a Company sponsored event which specifically includes the spouse/partner. Refer to Addendum 1 or local market addendum for additional guidelines.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


V.  Group Travel

A. Approvals

  Group meetings are Company-planned gatherings for at least 10 people. Expenditures may include travel, meals, equipment rental, meeting rooms, entertainment and other services. Group meetings must be approved in accordance with the Company approval authority policy, considering the total cost of the meeting to the Company, inclusive of all participants.

B. Cost Containment Measures

  Employees are encouraged to use American Express group travel management departments, e.g., GTMS in the U.S., to arrange group meetings and related travel. International employees should contact their GTMS equivalent and consult their local market addendum for additional guidelines. When a group travel management department can not provide meeting services, employees should contact their local travel management unit to ensure that they receive the lowest negotiated air and hotel rates.

  Group meetings can be a significant cost to the Company. As a result, the meeting coordinator is expected to use preferred hotel properties whenever feasible and consider the following techniques or measures to contain costs when planning a meeting/event:

  .  A budget must be prepared and followed.

  .  Meeting frills must be kept to a minimum.

  . American Express Company owned/leased facilities must be used, whenever possible.

  .  The number of meeting days must be kept to a minimum.

  . Group meetings, occurring at resort or tourist locations should be planned off-season, whenever possible.

  . Meeting sites should be within driving range for participants, if possible, or at a location that will result in the least overall participant travel cost to the Company.

  .  Volume discounts should be sought for all costs.


VI.  Other Business Expenses

A. Entertainment

  Reasonable entertainment expenses, i.e., non-meal activities, with business associates and clients, that are essential to conducting Company business, will be reimbursed. The Company must expect to derive income or some specific benefit, at some definite future time, from business discussions before, during or after the entertainment event. The senior level employee attending the event must charge the expense.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  Season or Skybox entertainment tickets may only be purchased for business purposes and require the prior written approval of a unit executive of band 70 or above. Employees should contact their local tax departments, to address any tax issues, if the purchase of these tickets is being contemplated.


B. Club Memberships

  Club memberships are limited to senior executives and should be essential to, and used primarily for, conducting Company business. For country clubs, the Company will reimburse the senior executive for membership in one club. The Company will not pay for membership or other expenses incurred at any club or facility with discriminatory practices. Club memberships (including renewals) must be approved by a member of the Planning & Policy Committee.


C.  Gifts

  Refer to Addendum 1 or local market addendum for guidelines.


D. Purchases

  Goods and services for business purposes should be purchased using the American Express Corporate Purchasing Card, where available and whenever possible. If the Corporate Purchasing Card is not available in your location, purchases should be made through the Global Procurement representative for your location. Employees should not be purchasing goods and services directly from vendors when local purchasing functions exist. For AEB, system related purchases must be made through EDS.

  1. Supplies

  Supplies should be purchased from vendors listed on the "Approved Supplier List" maintained by Global Procurement and must be paid for with the Corporate Purchasing Card, where available and whenever possible.

  2. Temporary Services

  Every attempt should be made to limit the use of temporary services. When possible, the resources of other departments should be shared, or used, in lieu of obtaining temporary help. Temporary help should be secured through vendors with whom the Company has negotiated contracts, and paid for using the Corporate Purchasing Card, where available and whenever possible.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


E. Telecommunications

  1. Cellular Telephones

  Refer to Addendum 1 or local market addendum for cellular telephone guidelines.

  2. Air/Rail Telephones

  Except in an emergency, or when a critical business issue is involved, employees should not use airphones, railphones or telephones in car services or taxis, due to their high cost.

  3. Faxes/Phone Lines

  The installation and business usage of a fax or phone line outside of the office requires prior written approval of a unit executive of band 45 or above.

F. Training

  The cost of training seminars should be charged to a Corporate Card or the Corporate Purchasing Card, whenever possible.

G. Subscriptions

  Subscriptions for general business publications, e.g., The Wall Street Journal and Business Week, must be approved by a unit executive of band 70 or above. Subscriptions for technical business publications necessary for performing job functions, e.g., Financial Accounting Standards Board Update Service, US Tax Reporter, will be reimbursed.

H. Professional Dues and Licenses

  The Company will reimburse an exempt employee for membership fees in professional job-related organizations. The Company will reimburse employees for licenses necessary to perform job functions.

I. Team Building/Department Parties

  Expenses for department parties, team meetings, holiday parties and outings are limited to amounts designated for such events during the budget process. In some countries, team building expenses are considered taxable benefits. Employees should consult their local addendum for guidance on tax implications.

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            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE



VII. Personal Employee Travel

  Employees are eligible for personal leisure travel benefits. Refer to Addendum 1 or contact your designated travel office for a description of benefits.


VIII. Expense Reimbursement Procedures

A. Responsibilities

--------------------------------------------------------------------------------
    Employee/Travel    . Provide and maintain a current Traveler Profile at
      Arranger           designated travel/representative office.
                       . Incur expenditures in accordance with policy.
                       . Ensure arrangements are made in accordance with policy.
                       . Prepare accurate expense claims and submit them on a
                         timely basis with appropriate documentation attached.
                       . Utilize Corporate Card, whenever possible, and for
                         business purposes only.
                       . Keep Corporate Card account current.
--------------------------------------------------------------------------------
    Designated         . Provide information and travel options in accordance
Travel/Representative    with policy: lowest logical airfares, lodging and car
     Office              rental rates of preferred vendors.
                       . Identify and note exceptions to policy.
--------------------------------------------------------------------------------
     Cost Center       . Manage travel budget and employee travel in accordance
Owner/Expense Approver   with goals.
                       . Review & approve expense voucher claims on a timely
                         basis ensuring claims comply with policy.
                       . Enforce T&E policy compliance.
--------------------------------------------------------------------------------
  Vendors Payable      . Audit T&E expense claims against policy.
                       . Process claims for reimbursement in a timely manner.
                       . Reject claims which are out of policy.
--------------------------------------------------------------------------------
 Global Corporate      . Negotiate best-in-class terms with travel suppliers.
     Travel            . Provide guidance, expertise and training on all
                         travel-related matters.
                       . Monitor and control travel expenditures through Card
                         and Travel systems MIS.
                       . Continuously improve the business travel process.
                       . Recommend policy revisions for adoption.
--------------------------------------------------------------------------------
 Senior Executives     . Promote policy awareness and compliance by example.
--------------------------------------------------------------------------------

B. Support for and Submission of Claims

  All expenses submitted for reimbursement must be itemized on an expense voucher with the business purpose expressly stated. Employees submitting an expense voucher for the first time, should provide their home mailing address and telephone number on the expense voucher. Original documentation, as described below, must be submitted with the expense voucher. Tear tabs are not acceptable receipts. If original receipts have been lost, the

----------------------------------------------------------------------------- 21

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


employee must acknowledge, in writing, that these expenses will not be submitted again and the applicable expense item must be initialed on the Travel Expense Voucher by the approver. Refer to local market addendum for additional documentation requirements.

--------------------------------------------------------------------------------
    Expense                         Required Documentation
--------------------------------------------------------------------------------
Air Transportation  Travel itinerary, passenger coupon of airline ticket, boarding pass and ROC. In the case of electronic ticketing, the faxed or emailed passenger receipt of the electronic
                    ticket in lieu of the passenger coupon.
--------------------------------------------------------------------------------
Car Rental          Travel itinerary, car rental agreement and ROC.
--------------------------------------------------------------------------------
Personal Auto       Parking and Toll receipts.
--------------------------------------------------------------------------------
Lodging             Travel itinerary, hotel invoice and ROC.
--------------------------------------------------------------------------------
Meals               Hotel bill, ROC or receipt for expenses of US$25 or more.
                    Business purpose, attendees, titles and their affiliations must be noted. If a business meal meeting with a client is considered confidential, the client's name need not be
                    identified on the receipt, if this would constitute a breach of confidentiality in the country where the client is doing business. In this instance, a brief explanation must be
                    provided on the receipt.
--------------------------------------------------------------------------------
Entertainment       A receipt for any expense of US$25 or more. Names of
                    individuals entertained, their titles and company name. The name and location of the establishment where the meal or
                    event took place. The exact amount and date of the expense.
                    The specific business topic discussed, and in the case of
                    entertainment events, the specific time the business
                    discussion took place, i.e., before, during or after the
                    event.

                    The name of individuals entertained need not be identified on the receipt if this would constitute a breach of
                    confidentiality in the country where the persons are doing business. In this instance, a brief explanation must be
                    provided on the receipt.
--------------------------------------------------------------------------------
Meal allowances     ROC or receipt for all expenses regardless of amount.
--------------------------------------------------------------------------------
Telephone, Telex,   AT&T Calling Card calls - Corporate Card statement; Other
Fax Card            Card calls - Calling Card statement.
--------------------------------------------------------------------------------
Taxi/Local          Receipt for all expenses regardless of amount, in countries
Transportation      where possible.
--------------------------------------------------------------------------------
Other Expenses      Receipts or supporting documentation for all items of US$25 or more.
--------------------------------------------------------------------------------
Out of Policy       Written approval must be attached to the expense voucher,
Exceptions          along with a brief explanation or appropriate documentation supporting the business reason for the exception.
--------------------------------------------------------------------------------

Employees must submit all pages of their original travel itineraries with their expense vouchers. Employees will not be reimbursed for air travel, lodging or car rental expenses

----------------------------------------------------------------------------- 22

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  unless an itinerary is attached to the expense voucher to ensure that the reservations were made through a designated American Express Travel or Representative office and are in compliance with travel policy guidelines. If an employee's designated Travel or Representative office does not generate travel itineraries, a note to that effect must be attached to the expense voucher. An employee's expense voucher must be reviewed and approved by their direct supervisor and/or cost center owner.

  Employees should contact Vendors Payable for clarification on expense reimbursement procedures and documentation requirements.


IX. Non-Reimbursable Expenses

  The following list of non-reimbursable expenses is provided only as a guide and is not necessarily all inclusive. When unsure, clarification should be sought from the Global Corporate Travel Group or Management & Finance Policy Group prior to incurring expenses.

  . Airline or other travel insurance, including automatic flight insurance. Employees traveling on Company business are automatically covered under the Company's business travel accident plan. See Employee Benefits Handbook or contact Human Resources for additional information.

  .  Barbers and hairdressers.

  .  Car washes for personal cars and short-term car rentals (one week or less).

  .  Clothing.

  . Costume rental, including formal dinner clothes, unless required and not expected to be provided by the employee. Purchases of formal clothes are not reimbursable.

  . Excess baggage, except Company documents and equipment necessary for the business trip. Prior approval of unit executive of band 45 or above is required.

  . Golf or tennis court fees, golf clubs, or any other sporting equipment, except when part of customer entertainment or an authorized group meeting.

  .  Kennel cost for dogs and other pets.

  .  Delinquency charges or reinstatement fees for the Corporate Card.

  . Luggage lost or delayed on Company business. Refer to Addendum 1 for additional guidelines.

  .  Newspapers and videos.

----------------------------------------------------------------------------- 23

            1998 AMERICAN EXPRESS EMPLOYEE TRAVEL AND EXPENSE GUIDE


  .  Passport issuance costs, unless required to travel for business purposes.

  .  Traffic and parking violations.

  .  Toiletry articles such as toothbrush, toothpaste and shampoo.

  .  Reserved parking spots used during normal business day routine.

  .  Personal telephone calls, considered excessive in amount.

  .  Hotel charges incurred from failing to cancel reservations.

  .  Hotel room movies.

  . Hotel health and fitness center charges. Employees desiring these facilities should stay at preferred properties offering them at no additional cost.

  . Car service "no show" charges or charges for personal stops with associated waiting time while en route.

  .  Airline Club dues.

  .  Airline schedule pocket guides.

  . Snacks and refreshments consumed during working hours such as coffee, soda, candy, etc., which are in addition to meal charges for breakfast, lunch and dinner.

  . Doctor bills, prescriptions or other medical services. Refer to your employee benefits medical plan. See section III, "Miscellaneous Travel Expenses" for exception.

----------------------------------------------------------------------------- 24

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a



Segment and Regional Supplemental Guidelines

This addendum should be used in conjunction with the American Express Employee Travel & Expense Guide. Within the context of the Guide, it provides additional policy guidance to employees of specific regions and business segments. Where the Guide and Addendum appear inconsistent, the Addendum should be followed.

  A. Index                                           1
  B. United States                                   2
  C. American Express Bank (AEB)                     6
  D. American Express Financial Advisors (AEFA)      8

----------------------------------------------------------------------------- 1

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a



B. United States

1.  Expense Voucher Submission and Corporate Card Account Reconciliation

Only one expense reimbursement submission may be made per month and Corporate Card accounts should be reconciled monthly to prevent account delinquencies. Account balances outstanding for 60 days will be charged a delinquency fee. Account balances outstanding for 120 days will be canceled. And at 180 days, the delinquency will be reported to a credit bureau and appear on the employee's personal credit report. Employees are responsible for paying any delinquency and reinstatement fee incurred.

2.  Cash Advances

Cash advance limits are: $50 per day for domestic travel up to a maximum of $200; and $100 per day for international travel up to a maximum of $500. Contact the American Express Corporate Card Program Administrator to obtain information about and enroll in American Express cash product programs.

3. Car Rental

The rates below are available within the USA:

  COMPANY                              BASIC RATE         ACCOUNT#
  -----------------------------------------------------------------
  Alamo                                US$37.00            502279
  Avis                                 US$41.00            AB572100
  Budget                               US$37.00            T236100
  Hertz                                US$42.00            CDP157564
  National                             US$40.75            5201708


These rates apply to U.S. based employees, as well as, non-U.S. based employees traveling in the U.S.

4.  Personal Auto

Mileage for business trips will be reimbursed at the IRS tax deductible rate in effect, i.e., 32.5 cents per mile for 1998. The auto mileage reimbursement rate is meant to cover all operating related expenses, including insurance and deductibles. Damage to an employees personal auto while being used for company business will not be reimbursed.

5.  In-Town Expenses

Worked Late Meals

If an employee works overtime and past 7PM, dinner will be reimbursed ($15 for NYC employees). If an employee works 4 hours or more on a holiday or weekend, lunch will be reimbursed ($10 for NYC employees).

----------------------------------------------------------------------------- 2

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


Worked Late Transportation

If an employee works overtime and past 8PM, the Company will reimburse the employee for the use of a taxi or approved car service to the their home. For employees living outside city limits, use of a taxi or car service to the most convenient and safest public transportation is encouraged. Receipts are required for all transactions.

American Express Approved Car Services In the NY Area

When using American Express approved car services, payment must be made on the Corporate Card, unless the employee does not have a Corporate Card. For NYC employees, car service vouchers are available at the cashiers window on the 44th floor of the WFC for use by employees who do not have a Corporate Card.

All Employees (U.S. and non-U.S.) must use the following companies when using car services in the New York City area:

     Company               Account #    Phone Number     "800" number
     --------              ---------    ------------     ------------
     MinuteMen              2000       (718) 899-1333   (800) 345-6636
     Utog                   7200       (718) 361-3085   (800) 423-8864
     Battery                9100       (718) 522-2288   (800) 785-7853
     Garden State            102       (201) 997-7366   (800) 451-7554

For short trips, yellow cabs are typically more economical and should be used. Employees are subject to non-reimbursable no show charges if they fail to use a requested car. Additional stops and waiting time are extra. Tips are included in the rate and are, therefore, not necessary.

6. Virtual Office Policy

The Virtual Office Policy will be available during the second quarter of 1998 through the Employee Relations Group (ERG). In the interim, employees with virtual office policy questions should contact American Express Real Estate Services (ARES) or their local real estate support group.

7. Employee Personal Travel Benefits

All fulltime and part-time U.S. employees and retirees of American Express and their spouses/partners and unmarried children under 21 years old are entitled to the following personal travel benefits:

 . Discount equal to 50% of commissions paid to American Express by a cruise line, tour operator, or package provider for cruises tours and land packages.

 . "Employee Traveler" special sales - Deeply discounted special travel savings.

 . Use of American Express negotiated preferred hotel and airline rates.

To book personal travel, employees should contact the American Express Leisure Travel Office at 1-800-522-AMEX.

----------------------------------------------------------------------------- 3

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


8. Gifts

  1. Gifts To Clients/External Parties

  Gifts to U.S. business associates or clients cannot exceed US$25 per person per year and will be reimbursed, or paid for, by the Company only if they bear a direct relationship to Company business. The US$25 limit does not apply to items that are for general distribution with a cost of US$4 or less and have the Company's name clearly and permanently imprinted on them.

  Gifts to non-U.S. business associates and clients will be reimbursed when the value of the gift is reasonable. Gift giving is permissible if it is a widely accepted local custom that is consistent with local laws and regulations.

  Gifts to Companies are not subject to the US$25 limit if they are not intended for an individual's personal use. The value of these gifts must be reasonable.

  2. Gifts to Employees

  Gifts to employees are generally considered taxable fringe benefits, except for length of service awards, handled by Human Resources. Cash awards, e.g., gift cheques, gift certificates, of any amount are included in the employee's taxable income and subject to payroll taxes, where applicable.

  The value of these gifts should not exceed US$99. The Company will reimburse employees for gifts up to US$99. Amounts over US$99 are the responsibility of the gift-giver(s).

  Customary gifts, such as flowers, gift-baskets, or charitable contributions, sent for a birth, major illness, or bereavement can be charged to the Company. However, gifts for holidays, showers, birthdays and weddings are not reimbursable.

9. Cellular Telephones

Usage of cellular telephones is permitted for valid and sustained business purposes, e.g., field sales personnel, and requires prior written approval by a unit executive of band 70 or above. The Cellular phone provider must be stipulated by the Global Procurement Department and charged with the Corporate Card.

Employees will be reimbursed for reasonable business usage up to 200 minutes per month. The usage charges itemized on the Corporate Card statement must be submitted for reimbursement. Personal use of cellular phones will not be reimbursed. Contact Global Procurement for additional guidelines and equipment purchase procedures.

10. Baggage Insurance

All U.S. Employees traveling on business (and charging their airline ticket to the Corporate Card) are covered under the American Express Baggage Insurance Plan, which provides automatic

----------------------------------------------------------------------------- 4

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


  coverage up to $1,250 for carry-on and up to $500 for checked baggage, in excess of the common carrier's coverage. Call 1-800-645-9700 for more information, claim reporting, or a copy of the Description of Coverage.


11. Key Contacts

--------------------------------------------------------------------------------------------------------------------------
Designated AMEX Travel or Representative Offices:
--------------------------------------------------------------------------------------------------------------------------
For AD and Level 50 and Above                           (212) 640-7300 (Executive Travel)
(New York and Phoenix Based Only)
--------------------------------------------------------------------------------------------------------------------------
For SROC and Weston                                     (305) 473-6611 or (800) 780-6611 (Jacaranda Travel)
--------------------------------------------------------------------------------------------------------------------------
For All Others                                          (800) 654-6391 (San Antonio Travel)
--------------------------------------------------------------------------------------------------------------------------
Emergency Travel Center:
  In the United States                                  (800) 847-0242
  Overseas (AT&T USA Direct or Collect)                 (313) 271-7887
  Canada                                                (800) 434-2941
--------------------------------------------------------------------------------------------------------------------------
Employee Personal/Leisure Travel                       (800) 522-AMEX (2639)
--------------------------------------------------------------------------------------------------------------------------
Group Travel Management Services (GTMS):
  Ann Bronstein                                        (212) 640-3959
--------------------------------------------------------------------------------------------------------------------------
Global Corporate Travel Group                          E-mail Addresses:
                                                       Office Vision - GLOBAO2 Mailhub1
                                                       Lotus Notes & cc:Mail - Global Corporate Travel
                                                       Internet - GlobalCorporate Travel@AEXP.com
--------------------------------------------------------------------------------------------------------------------------
Management & Finance Policy Group                      E-mail Address: "Management and Finance Policy Group"
--------------------------------------------------------------------------------------------------------------------------
AT&T Tariff 12 Card and USADirect:
  Karen Beasley                                        (212) 640-4185
--------------------------------------------------------------------------------------------------------------------------
Corporate Travelers Cheque Program
  In the US                                            (800) 221-4102
  Outside the US                                       492-5450/ (801) 965-2004 (collect)
--------------------------------------------------------------------------------------------------------------------------
Car Rental Accident Reporting
  Collision Damage                                     (800) 243-2490
  Bodily Injury                                        (800) 832-7839 (Traveling in the U.S.)
                                                       (612) 671-8974 (Traveling outside the U.S.)
  Lost or Stolen                                       (800) 456-8250
--------------------------------------------------------------------------------------------------------------------------
Tax Department
  Stan Cesark                                          (212) 640-3016
  Curt DeVito                                          (212) 640-3007
  Catherine Taylor (AEFA)                              (612) 671-3108
--------------------------------------------------------------------------------------------------------------------------
Human Resources- Relocation/Extended Stay
Housing Lisa Daub                                      (212) 640-2804
--------------------------------------------------------------------------------------------------------------------------
T&E Vouchers
  FRC Help Desk                                        (602) 516-5050
--------------------------------------------------------------------------------------------------------------------------
Procurement Fax Information Service - for forms        (800) 644-0950
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------- 5

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


C. American Express Bank (AEB)

1. Out of Town Travel

Class of Air Travel

Class of air travel must adhere to the guidelines summarized in the table below. Exceptions to these standards require the prior written approval of the AEB CEO.

---------------------------------------------------------------------------------------------------
                                                   CLASS OF AIR TRAVEL
---------------------------------------------------------------------------------------------------
                           Flights (less than)5.5    Flights 5.5 - 8.5   Flights (greater than)8.5
                                 Hours                     Hours                   Hours
---------------------------------------------------------------------------------------------------
Band 70 +                        Coach                    Business                 First
---------------------------------------------------------------------------------------------------
Band 50 +                        Coach                    Business                Business
---------------------------------------------------------------------------------------------------
All others                       Coach                     Coach                  Business
---------------------------------------------------------------------------------------------------

Restriction:
 .    First Class air travel is not permitted between the US and Western Europe
     (i.e., locations west of Vienna, Austria).

-------------------------------------------------------------------------------

Authorized Exceptions:

 .    Travel to, from and within Africa; Russia; the European countries of
     Croatia, the Czech Republic, Greece, Hungary, Poland and Turkey; the Middle Eastern countries of Bahrain, Iran, Iraq, lsrael, Jordan, Kuwait, Lebanon, Oman, Republic of Yemen, Saudi Arabia, Syria, United Arab Emirates; and the Asian countries of Bangladesh, India, Indonesia, Pakistan, the Peoples Republic of China, the Philippines, Sri Lanka, and Vietnam may be in business class. In addition, all employees band 40 and above may fly business class to, from and within the remaining Asian countries.

 .    Employees who travel on overnight flights, and proceed directly to work, may upgrade from economy to business class, with prior written approval from the appropriate Line of Business/Function Head. If business class is not available, then first class is permitted. Employees who upgrade may not book an additional hotel night if their hotel cannot gratuitously accommodate early check-in or late check-out.

 .    When traveling with clients or customers, employees may use the same class of service. In such cases, specific details must be noted on the traveler's itinerary.

2. Spouse/Partner In-Town Meal and Entertainment Expenses

Spouse/partner in-town meal and entertainment expenses are reimbursable if a material and direct benefit to AEB will result from the presence of the employee's spouse/partner, or the expense is incurred as part of an AEB sponsored event which specifically includes the spouse/partner. In either case, written approval from the appopriate Line of Business Head and Regional Controller must be obtained for these expenses to be reimbursed.


----------------------------------------------------------------------------- 6

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


3. Club Memberships

Club memberships should be limited to those essential to, and primarily used for, conducting AEB business. Club memberships (including renewals) require prior written approval from the office of the AEB CEO. All expatriates should follow the Business and Personal Club Memberships Policy which can be obtained from your local Human Resources Representative.

4. Subscriptions

Subscriptions to the American Banker require prior written approval of the AEB CEO.

5. Network Office T & E Expense Policy Requirements

Network office employees should refer to local policy supplements established by their Country Controller. The policy supplements address the following:

A. Cash advance procedures including daily limits, maximum allowances and settlement requirements; and in locations where available, cash advance accounting procedures.

B. In locations where the Corporate Card is not available, establishment of local authorized principal payment methods.

C. Local American Express Business Travel Center office reservation procedures, including addresses, telephone numbers, office hours, ticket delivery instructions and the local travel office 24 hour hotline number for enroute changes and travel arrangement emergencies.

D. Local policy guidelines for taxi and other local transportation, based on local business customs and individual city circumstances, and any other local policy guidelines for in-town transportation.

E. Local car rental company names, account numbers, rates and contact numbers. Local automobile reimbursement rates based on local government regulations, customs or operating costs.

F. Acceptable additional limits for lodging and meal expenses based on local business customs and individual city circumstances. Additional local policy guidelines for in-town business meals and supper money, including expense limits.

G. In locations where available, an AT&T, or equivalent, calling card policy for all business phone calls made outside of the Office.

H. In locations where the Corporate Card is not available, payment of fees for personal American Express Cards or other credit cards.

I. Local contact names and telephone numbers.

J. Expense voucher preparation and submission procedures.

----------------------------------------------------------------------------- 7

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a



D. American Express Financial Advisors (AEFA)

This addendum should be used in conjunction with the AEFA 1997/1998 Employee Resource Guide and the 1998 American Express Employee Travel and Expense Guide. Where differences exist between guides, this addendum and the Employee Resource Guide supersedes the American Express Employee Travel and Expense Guide.

1. Air Travel

Class of air travel must adhere to the guidelines summarized in the table below. Exceptions to these standards require the prior written approval of the AEFA President and CEO and the SVP - Finance and CFO.

-------------------------------------------------------------------------------
                                     CLASS OF AIR TRAVEL
-------------------------------------------------------------------------------
                  Flights (less than)6.5           Flights (greater than)6.5
                         Hours                                 Hours
-------------------------------------------------------------------------------
SVP's                    Coach                                 First
-------------------------------------------------------------------------------
All Others               Coach                               Business
-------------------------------------------------------------------------------

  If the higher class of service for which the employee is eligible is not available then the next lower class of service must be used. All employees must accept the lowest logical fare. Lowest logical fare is defined as the lowest priced non-stop route, departing within 1 hour of your requested departure time, although employees may use connecting or stopover flights for greater savings.

  Authorized Exceptions:

  . Travel to, from and within Africa; Russia; the European countries of Croatia, the Czech Republic, Greece, Hungary, Poland and Turkey; the Middle Eastern countries of Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, Republic of Yemen, Saudi Arabia, Syria, United Arab Emirates; and the Asian countries of Bangladesh, India, Indonesia, Pakistan, the Peoples Republic of China, the Philippines, Sri Lanka, and Vietnam may be in business class. In addition, all employees band 40 and above may fly business class to, from and within the remaining Asian countries.

  . When traveling with clients or customers, employees may use the same class of service. In such cases, specific details must be noted on the travelers itinerary.

-------------------------------------------------------------------------------

Employees may use frequent flyer award tickets in lieu of purchasing a ticket. If you chose this alternative, you will be reimbursed up to $300 for each round trip provided the amount is less than the amount the employee would have incurred on a regularly scheduled flight. The $300 will be included in the employees taxable income.


----------------------------------------------------------------------------- 8

                                      ADDENDUM 1-1998 EMPLOYEE GUIDE Appendix 1a


2. Cash Advances

Employees are not able to receive cash travel advances. For expenses which cannot be charged to the Corporate Card, employees should use Corporate Travelers Cheques (CTC's).

For extreme circumstances, when an employee must book air or other reservations so far in advance that the trip will be charged to the Corporate Card before the employee travels and submits an expense reimbursement, an advance payment can be made. You need to contact your Controller or Corporate Accounting Operations, to obtain approval to receive an advance payment.

3. Spouse/Guest Travel

Spousal or guest expenses for business related travel will be reimbursed and excluded from the employee's income. Pre-approval, in writing is required from the business unit SVP. SVP's or above must have their immediate manager's approval. The spouses/guests presence must be shown to be both essential and directly related to the effective accomplishment of Company business. A copy of the SVP's approval, documentation of the business purpose, and separate documentation of the spouse/guests expenses must be attached to the employee reimbursement form in order to be reimbursed.

Spousal or guest related expenses for non-business related travel will be reimbursed and included in the employee's income. Pre-approval, in writing is required from the business unit SVP. SVP's or above must have their immediate manager's approval. A copy of the SVP's approval and separate documentation of the spouse/guests expenses must be attached to the employee reimbursement form in order to be reimbursed.

4. Miscellaneous Travel Expenses:

 . Medical Expenses - non-reimbursable.

 . Child care/dependant care. For details, refer to the AEFA Employee Resource
  Guide.

5. In-town Travel

Refer to the AEFA Employee Resource Guide.

6. Other Business Expenses

Refer to the appropriate section of the AEFA Employee Resource Guide or contact your Controller or Corporate Accounting Operations.

----------------------------------------------------------------------------- 9

                            1998 Hourly Rates - BSH

Hourly Rates (updated 3/98)                                               Appendix 2

Agency          Function and title                                        $ per hour
------          --------------------                                      -----------
BSH             Account - Account Director, Associate/VP                     [***]
BSH             Account - Account Director, EVP                              [***]
BSH             Account - Account Director, SVP                              [***]
BSH             Account - Account Director, VP                               [***]
BSH             Account - Account Executive                                  [***]
BSH             Account - Account Executive, Associate                       [***]
BSH             Account - Account Supervisor                                 [***]
BSH             Account - Account Supervisor, VP                             [***]
BSH             Account - Chief Executive Officer                            [***]
BSH             Account - Vice Chairman                                      [***]
BSH             Creative - Art Buyer                                         [***]
BSH             Creative - Art Buyer, Assistant                              [***]
BSH             Creative - Art Buyer, Manager                                [***]
BSH             Creative - Art Buyer, Senior                                 [***]
BSH         .   Creative - Art Director                                      [***]
BSH             Creative - Art Director, Assistant                           [***]
BSH             Creative - Art Director, Executive/VP                        [***]
BSH             Creative - Art Director, Senior                              [***]
BSH             Creative - Art Director, Senior/VP                           [***]
BSH             Creative - Chief Creative Officer, Vice Chairman             [***]
BSH             Creative - Copywriter                                        [***]
BSH             Creative - Copywriter, Junior                                [***]
BSH             Creative - Copywriter, Senior                                [***]
BSH             Creative - Copywriter, Senior/VP                             [***]
BSH             Creative - Creative Director, Executive                      [***]
BSH             Creative - Creative Director, VP                             [***]
BSH             Database Mktg - Analyst                                      [***]
BSH             Database Mktg - Analyst, Associate                           [***]
BSH             Database Mktg - Analytical Services Director                 [***]
BSH             Database Mktg - Analytical Services Director, Associate      [***]
BSH             Database Mktg - Business Technology Consultant               [***]
BSH             Database Mktg - Business Technology Consultant, Senior       [***]
BSH             Database Mktg - Business Technology Director                 [***]
BSH             Database Mktg - Consultant                                   [***]
BSH             Database Mktg - Consultant, Senior                           [***]
BSH             Database Mktg - Director, Associate                          [***]
BSH             Database Mktg - Director, VP                                 [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                            1998 Hourly Rates - BSH

BSH             Database Mktg - Manager                                          [***]
BSH             Database Mktg - Program Designer                                 [***]
BSH             Database Mktg - Program Designer, Senior                         [***]
BSH             Database Mktg - Project Manager                                  [***]
BSH             Database Mktg - Project Manager, VP                              [***]
BSH             Database Mktg - VP                                               [***]
BSH             ESPM - Account Director, VP                                      [***]
BSH             ESPM - Manager                                                   [***]
BSH             ESPM - Marketing Director, Associate/VP                          [***]
BSH             ESPM - Supervisor, VP                                            [***]
BSH             ESPM - SVP                                                       [***]
BSH             lnfo Services - Systems Designer                                 [***]
BSH             IRBC - CCTL Manager, Senior                                      [***]
BSH             IRBC - Manager                                                   [***]
BSH             IRBC - Specialist                                                [***]
BSH             Partnership Mktg - Director                                      [***]
BSH             Partnership Mktg - Manager                                       [***]
BSH             Partnership Mktg - VP                                            [***]
BSH             Planning & Analysis - Analyst                                    [***]
BSH             Planning & Analysis - Associate                                  [***]
BSH             Planning & Analysis - Director, Associate                        [***]
BSH             Planning & Analysis - Manager                                    [***]
BSH             Planning & Analysis - SVP                                        [***]
BSH             Planning & Analysis - VP                                         [***]
BSH             Production - Coordinator                                         [***]
BSH             Production - Manager, Assistant                                  [***]
BSH             Production - Manager, Senior                                     [***]
BSH             Production - Manager, Senior/VP                                  [***]
BSH             Production - VP                                                  [***]
BSH             Research & Analysis - Analyst                                    [***]
BSH             Research & Analysis - Analyst, Senior                            [***]
BSH             Research & Analysis - Coordinator                                [***]
BSH             Research & Analysis - Coordinator, Senior                        [***]
BSH             Research & Analysis - Director                                   [***]
BSH             Research & Analysis - Director, Associate                        [***]
BSH             Research & Analysis - Manager                                    [***]
BSH             Scope of Work Adjustment                                         [***]
BSH             Teleservices - Analyst                                           [***]
BSH             Teleservices - Coordinator                                       [***]
BSH             Teleservices - Director, Associate/VP                            [***]
BSH             Teleservices - Director, Managing/VP                             [***]


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                            1998 Hourly Rates - BSH

BSH             Teleservices - Director, VP                               [***]
BSH             Teleservices - EVP                                        [***]
BSH             Teleservices - Manager                                    [***]
BSH             Teleservices - Manager, Senior                            [***]
BSH             Test Lab - Agent                                          [***]
SIG             SIG Account - Account Director, Associate                 [***]
SIG             SlG Account - Account Director, Associate/VP              [***]
SIG             SIG Account - Account Director, Senior/VP                 [***]
SIG             SIG Account - Account Director, VP                        [***]
SIG             SIG Account - Chief Int. Architect, SVP                   [***]
SIG             SIG Account - Group Director, SVP                         [***]
SIG             SIG Account - Media Analyst                               [***]
SIG             SIG Account - Media Analyst, Senior                       [***]
SIG             SIG Account - Media Manager                               [***]
SIG             SIG Account - President                                   [***]
SIG             SIG Analysis - Director, VP                               [***]
SIG             SIG Analysis - Manager                                    [***]
SIG             SIG Analysis - Measurement Analyst                        [***]
SIG             SIG Analysis - Measurement Tech Consultant                [***]
SIG             SIG Content - Editor, Associate                           [***]
SIG             SIG Content - Editor, Senior                              [***]
SIG             SIG Creative - Art Director                               [***]
SIG             SIG Creative - Art Director, Senior                       [***]
SIG             SIG Creative - Copywriter                                 [***]
SIG             SIG Creative - Copywriter, Junior                         [***]
SIG             SIG Creative - Copywriter, Senior                         [***]
SIG             SIG Creative - Creative Director, Associate               [***]
SIG             SIG Creative - Creative Director, Associate/VP            [***]
SIG             SIG Creative - Creative Director, VP                      [***]
SIG             SIG Creative - Designer                                   [***]
SIG             SIG Creative - Designer, Junior                           [***]
SIG             SIG Creative - Designer, Principal                        [***]
SIG             SIG Creative - Designer, Senior                           [***]
SIG             SIG Development - Chief Technology Officer, VP            [***]
SIG             SIG Development - Media Director, Associate               [***]
SIG             SIG Development - Media Director, Associate/VP            [***]
SIG             SIG Development - Programmer Analyst                      [***]
SIG             SIG Development - Programmer Analyst, Principal           [***]
SIG             SIG Development - Programmer Analyst, Senior              [***]
SIG             SIG Development - Technology Manager, Associate           [***]
SIG             SIG Media - Coordinator                                   [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                            1998 Hourly Rates - BSH

SIG             SlG Media - Media Director, Associate/VP                [***]
SIG             SIG Media - Media Director, VP                          [***]
SIG             SIG Media - Planner                                     [***]
SIG             SIG Media - Supervisor                                  [***]
SIG             SIG Production - Coordinator                            [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Retainer                                                           Appendix 3

                                                      Billing Rate                            Proposed
                                                    (pre-negotiated      Proposed %          # Hours *        Proposed
                                          Likely    every two years)       Time For        For Counseling     Retainer
  Agency Function**        Title        Candidates      ($/hr)          Counseling Amex         Amex            ($M)
-------------------      ---------     -----------  ----------------   -----------------  ----------------   ------------
E.g. Account Management
E.g. Creative


 Amex senior management will determine which agency senior staff members will be on retainer and for what % of their time, on a 12 monthly basis or other periods of time that are deemed appropriate


*  Note: Standard year is assumed to be 1,600 hours

** Retainer definition:

   Under normal circumstances, only senior agency staff that are involved in strategic counseling capacity will be considered to be on retainer. The concept of retainer is to buy out a % of agency senior strategic thinkers' time to work on the overall Amex strategy which are not "project" based. In most situations, only account management / marketing or strategy function people are on retainer.

   Typically, no supervisors' time should be on retainer because their time are covered by ratecards or projects priced using hourly rates. A typical situation where supervisor time might be considered to be on retainer is when there is little or no execution outputs for the period but Amex marketing still requires Agency supervisor to be dedicated to Amex.

Counseling Fee Ratecard-Page 1 of 2 (version 7.3.98)              Appendix 4a

Project preparation and presentation of work-in-progress and final results are included in all the ratecard categories

------------------------------------------------------------------------------------------------------------------------------------
                                           Simple                            Moderate                            Complex
------------------------------------------------------------------------------------------------------------------------------------
Competitor Review              .  Review of competitors'        .  Moderate scope                   .  Qualitative review of
                                  offers and campaigns             - 3-10 competitors                  competitors' positionings
                               .  Limited scope                    - 5+ kinds of defined               and strategies
                                  - 1-2 competitors                  information types              .  Large scope
                                  - 1-5 data points             .  Moderate difficulty                 - Industry-wide/l0-15
                               .  Easily accessible information    accessing information                 competitors
                                  - Library, public sources                                            - Large number of
                                  - Straightforward phone                                                information types,
                                    surveys                                                              amorphous qualitative
                                                                                                         information
                                                                                                    .  May require extensive
                                                                                                       secondary/complicated
                                                                                                       research
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                            [***]                              [***]
------------------------------------------------------------------------------------------------------------------------------------
Focus Groups                   .  Attendance at 1 in-town       .  Attendance at and preparation    .  Attendance at and preparation
(Incl. 2 agency people per        (less than 2 hours travel        (incl. up to 5 white card           (incl., up to 5 white card
focus group location;             time) focus group location       concepts, input on                  concepts, input on
Multiple boxes will be                                             questionaires, etc.) for 1          questionaires, etc.) for 1
checked for a multiple            (i.e. a Chicago, L.A. NY         in-town (less than 2 hours          out-of-town (2+ hours
focus group location              tour will be a complex,          travel time) focus group            travel time) focus
project) Creative                 because of the Chi. out-of-      location OR                         group location
development used in               town prep. and attendance,    .  Attendance at 1 out-of-town
focus groups will be based        a moderate because of the        (2+ hours travel time)              (i.e. a Chicago, LA, NY tour
on execution ratecard.            LA out-of-town attendance,       focus group location                will be a complex, because
Rough comps will be               and a simple because of the      (i.e. a Chicago, LA, NY tour        of the Chi. out-of-town
charged at [***] of               NY in-town attendance)           will be a complex, because          prep. and attendance, a
ratecard cost.                                                     of the Chi. out-of-town             moderate because of the LA
                                                                   prep. and attendance, a             out-of-town attendance, and
                                                                   moderate because of the LA          a simple because of the NY
                                                                   out-of-town attendance, and a       in-town attendance)
                                                                   simple because of the NY
                                                                   in-town attendance)
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                                 [***]                              [***]
------------------------------------------------------------------------------------------------------------------------------------
Segmentation                   .  Model development             .  Cluster analysis                 .  Business Unit Level
                                  counseling                    .  Recommendation and variable         Segmentation of existing
                                  - Agency works with Amex         selection for further               CM Base
                                    modelers to provide            detailed analysis                .  New target acquisition
                                    input into variable                                                market segmentation
                                    selection and segment
                                    identification
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                                [***]                              [***]
------------------------------------------------------------------------------------------------------------------------------------
Additional                     .  1-2 presentations within      .  3-6 presentations                .  6+ presentations
Presentation                      the same business unit        .  Involvement of MS and above      .  Meetings with other business
                                  to personnel other than       .  Preparation of visual aids          units and SEs
                                  immediate team                   required                         .  Preparation of visual aids
                                                                                                       required
                                                                                                    .  Involvement of MS and above
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                                 [***]                             [***]
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Counseling Fee Ratecard-Page 2 of 2 (version 7.3.98)    Appendix 4a (continued)

Project preparation and presentation of work-in-progress and final results are included in all the ratecard categories

------------------------------------------------------------------------------------------------------------------------------------
                                           Simple                            Moderate                            Complex
------------------------------------------------------------------------------------------------------------------------------------
Product Development Support    .  Offer/Service development     .  Program development              . New Product development
 . Includes:                    .  1 or no SE/Partner            .  Product Feature development      . 4-6 SE/Partners
  - idea generation,           .  Agency in supporting role     .  2-3 SE/Partners                  . Agency performing majority
    feature configuration         to Amex                       .  Agency and Amex work               of development
 . Excludes:                                                        together equally
  - communication plan,
    focus group
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                                [***]                             [***]
------------------------------------------------------------------------------------------------------------------------------------
Product Positioning            .  Positioning statement as      .  Positioning statement as the     .  Positioning statement, sample
                                  the only deliverable             only deliverable                    copy, other sample creative
                               .  Offer/Service positioning     .  Program/Product Feature          .  High profile product/Major
                               .  1-3 positioning statements       positioning                         Program positioning
                                                                .  4-6 positioning statements       .  7+ positioning statements
------------------------------------------------------------------------------------------------------------------------------------
                                        [***]                                [***]                             [***]
------------------------------------------------------------------------------------------------------------------------------------
Communications Strategy        .  Tactical announcement plans   .  (Re)design of communications     .  (Re)design of all business
                                  to create awareness about        across different features to        unit communications and
                                  new or existing products         induce loyalty or provide           contact map from scratch
                               .  Single product                   response lift                    .  Multi media communications
                               .  Single segment                .  2-4 products                        design
                               .  Agency in supporting role to  .  2-3 segments                     .  5+ products
                                  Amex                          .  Agency and Amex work             .  4+ segments
                                                                   together equally                 .  Agency performing majority
                                                                                                       of work
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                                [***]                             [***]
------------------------------------------------------------------------------------------------------------------------------------
Mailing   POV on Results       .  1-8 test cells                .  9-16 test cells                  .  17-25 test cells
Support   Implications         .  Presents document describing  .  Presents document describing     .  Multi-media analysis
                                  implication for control and      implication for control and      .  Qualitative synthesis of
                                  test strategy                    test strategy                       learnings from different
                                                                                                       channels
                                                                                                    .  Intermedia optimization
                                                                                                       analysis
                                                                                                    .  Presents document describing
                                                                                                       implication for control and
                                                                                                       test strategy
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                               [***]                              [***]
------------------------------------------------------------------------------------------------------------------------------------
          Historical Mail      .  1-8 test cells                .  9-16 test cells                  .  17-25 test cells
          Plan Summary         .  Documentation of mailing      .  Documentation of mailing         .  Documentation of mailing
                                  campaign                         campaign                            campaign
------------------------------------------------------------------------------------------------------------------------------------
                                         [***]                               [***]                             [***]
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Direct Marketing Creative Execution Fee Ratecard -
Page 1 of 4 (version 7.3.98)                             Appendix 4a (continued)

-----------------------------------------------------------------------------------------------------------------------------
                                 New Creative                                                 Modifications
                ---------------------------------------------------------------   -------------------------------------------
                   Short/             Short/        Long/           Long/                           Minor        Major
                   Simple            Complex        Simple         Complex         Variation         Mod.         Mod.
-----------------------------------------------------------------------------------------------------------------------------
Brochures/      . (less than)     . (less than)   . 750 to 2000    . 750 to 2000   . Up to 20      . Minor      . Layout
Inserts/          750 words         750 words       words            words           words of        layout       redesign
Self-           . No              . Photoshoot    . No             . Photoshoot      creative        revision     and/or
Mailers           photoshoot        and/or          photoshoot       and/or          copy          . 21 to 100  . 100 to 500
                  or                illustration    or               illustration    change/         words of     words of
(Additional       illustration      and/or          illustration     and/or          addtion         copy         creative copy
fees            . 5 or less       . 3 to 6        . 5 or less      . 3 to 6        . Deletion        change/      change and/or
warranted if      art images        special         art images       special         of images       addition   . Addition
agency            (typography       requirements    (typography      requirements    and/or        . Addition     and change
required to       not               and/or          not included),   and/or          copy            and change   of 3 to 5
coordinate        included),      . 5 to 10         logos and      . 5 to 10         OR              of up to 3   images
directly with     logos and         art images      Card art         art images    . Revison         images
SE Partners)      Card art          (typography   . No more than     (typography     after
                . No more           not included)   2 special        not             final
                  than 2                            requirements     included)       mac comp
                  special
                  requirements
                  (glue ons,
                  pockets,
                  foldouts,
                  perforation,
                  stickers,
                  die-cuts,
                  etc.)
-----------------------------------------------------------------------------------------------------------------------------
                  [***]               [***]          [***]           [***]           [***]           [***]         [***]
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------
   Incremental Charges
------------------------------------

 Additional            Add'l
  Revision            Concept
------------------------------------
   . Each         . Additional
     additional     client-
     Client-        requested
     Requested      concepts
     Revision       beyond the 3
     beyond the     that are
     5 that are     required at
     allowed        initial
     during the,    concept
     Work-In-       presentation
     Progress
     Stage
------------------------------------
      [***]           [***]
------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Direct Marketing Creative Execution Fee Ratecard - Page 2  of 4 (version 7.3.98)                Appendix 4a (continued)
------------------------------------------------------------------------------------------------------------------------------------
                     New Creative                                         Modifications                   Additional    Additional
---------------------------------------------------------------------------------------------------------
                 Simple          Complex           Variation               Minor Mod.       Major Mod.      Revision       Concept
------------------------------------------------------------------------------------------------------------------------------------
Letter Copy  . All standard   . New product   . Up to 10 words of      . Addition of 11   . Addition of 50   . Beyond 5   . Beyond 3
               new letters    . New audience    creative copy change/    to 50 words of     to 500 words       that are     required
             . Ongoing                          addition                 creative copy      of creative        allowed in   initial
               communication                  . Deletion of paragraphs   change             copy               Work-In-     concepts
               style                          OR                       . Reformat                              Progress
             . All SE offers                  . Revision after final                                           Stage
                                                MAC comp
------------------------------------------------------------------------------------------------------------------------------------
                [***]           [***]               [***]                   [***]               [***]            [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------
Letterhead   . Logos, Card    . Photoshoot,   . Personal/Gold          . Reformat         . Major layout     . Beyond 3   . Beyond 3
               art and SE       stock art,      variation OR           . Minor layout       redesign           that are     required
               or Client        and/or        . Revision after           redesign                              allowed in   initial
               provided         illustration    final MAC comp         . Addition/                             Work-In-     concepts
               artwork                                                   deletion of                           Progress
             . Header lines                                              copy                                  Stage
               typography
------------------------------------------------------------------------------------------------------------------------------------
                [***]           [***]               [***]                   [***]               [***]            [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------
Applications . Standard new   . Artwork       . Minor reformat         . Addition of up   . Layout redesign  . Beyond 3   . Beyond 3
               application      design        . Personal/Gold            to 8 fields      . Addition of        that are     required
             . Up to 20       . 20 to 40        variation              . Deletion of        creative           allowed in   initial
               fields           fields        . Up to 10 words           fields             teaser copy        Work-In-     concepts
             . Simple logo    . Stock art       of new creative                           . Addition of        Progress
               or Card art      and/or          copy                                        8 to 15 fields     Stage
                                illustration  OR
                                              . Revision after
                                                final MAC comp
------------------------------------------------------------------------------------------------------------------------------------
                [***]           [***]               [***]                   [***]               [***]            [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------
Envelopes    . Simple logo    . Photoshoot,   . Minor reformat         . Teaser copy      . Teaser copy      . Beyond 3   . Beyond 3
               or Card art      stock art,    . Personal/Gold            change             rewrite or         that are     required
                                and/or          variation                                 . Artwork            allowed in   initial
                                illustration  . Up to 10 words                              redesign           Work-In-     concepts
                                                of new creative                                                Progress
                                                copy                                                           Stage
                                              OR
                                              . Revision after
                                                final MAC comp
------------------------------------------------------------------------------------------------------------------------------------
                [***]           [***]               [***]                   [***]               [***]            [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------
Coupons/     . No photoshoot, . Photoshoot,   . Minor reformat         . Minor layout     . Layout redesign  . Beyond 3   . Beyond 3
Certificates   stock are, or    stock art,    . Personal/Gold            revision         . Same layout,       that are     required
               illustration     and/or          variation              . Minor creative     different offer    allowed in   initial
             . Simple logo      illustration  . Up to 10 words           copy change        or different SE    Work-In-     concepts
               or Card art    . Teaser copy     of new creative          (ll to 50                             Progress
                                                copy                     words)                                Stage
                                              OR                       . Same offer,
                                              . Revision after           different
                                                final MAC comp           teaser copy
------------------------------------------------------------------------------------------------------------------------------------
                [***]           [***]               [***]                   [***]               [***]            [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Direct Marketing Creative Execution Fee Ratecard - Page 3 of 4 (version 7.3.98)                           Appendix 4a (continued)
------------------------------------------------------------------------------------------------------------------------------------
                       New Creative                                Modifications
             -----------------------------------------------------------------------------------     Additional     Additional
                  Simple         Complex           Variation         Minor Mod.     Major Mod.        Revision       Concept
---------------------------------------------------------------------------------------------------------------------------------
Postcards    . No photoshoot  . Photoshoot,    . Minor reformat   . Minor layout    . Addition and/  . Beyond 3     . Beyond 3
               or illustration  stock art,     . Personal/Gold      revision          or deletion      that are       required
             . Simple logo or   and/or           variation        . Minor creative    of major         allowed in     initial
               Card art         illustration   . Up to 10 words     copy change (11   components and   Work-In-       concepts
                                                 of new creative    to 50 words)      layout redesign  Progress Stage
                                                 copy OR                            . New creative
                                               . Revision after                       copy and artwork
                                                 final Mac comp                       on same layout
------------------------------------------------------------------------------------------------------------------------------------
                 [***]           [***]              [***]               [***]            [***]           [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Buckslips    . Simple logo or . Photoshoot,    . Minor reformat   . Minor layout    . Major creative . Beyond 3     . Beyond 3
               Card art         stock art,     . Personal/Gold      revision          copy change      that are       required
             . Client or SE     and/or           variation        . Minor creative    (50 to 75        allowed in     initial
               provided         illustration   . Up to 10 words     copy change (11   words)           Work-In-       concepts
               artwork                           of new creative    to 50 words)    . Layout redesign  Progress Stage
             . Less than 75                      copy OR
               words of                        . Revision after
               creative copy                     final Mac comp
------------------------------------------------------------------------------------------------------------------------------------
                 [***]           [***]              [***]               [***]            [***]           [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Take-Ones    . Short/simple   . Long/complex   . Addition of app  . Redesign or     . Layout         . Beyond 3     . Beyond 3
             . Up to 1,000    . 1,000 to 2,500   fields or app      reformat          redesign         that are       required
               words of         words of         layout revision    application     . 150 to 600       allowed in     initial
               creative copy    creative copy  . Minor Personal/  . Minor overall     words of         Work-In-       concepts
             . Single         OR                 Gold color, logo,  layout revision   creative copy    Progress Stage
               application    . 2 to 4 complex   and benefits     . 31 to 150 words   change
                                applications in  copy variation     of creative copy
                                one (e.g.,     . Up to 30 words of  change
                                Card plus        creative copy
                                Membership       change
                                Miles)         . Deletion of images
                                                 and/or copy
                                               OR
                                               . Revision after
                                                 final Mac Comp
------------------------------------------------------------------------------------------------------------------------------------
                 [***]           [***]              [***]               [***]            [***]           [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Direct Marketing Creative Execution Fee Ratecard - Page 4 of 4 (version 7.3.98)                            Appendix 4a (continued)
------------------------------------------------------------------------------------------------------------------------------------
               New Creative                                     Modifications
              -----------------------------------------------------------------------------------     Additional      Additional
                Standard              Variation                   Minor Mod.        Major Mod.         Revision         Concept
------------------------------------------------------------------------------------------------------------------------------------
Riser         . All new      . Personal/Gold variation      . Additional of up to   . Layout       . Beyond 3 that    . Beyond 3
                components   . Up to 10 words of creative     2 images                redesign       are allowed in     required
                               copy change OR               . 11 to 50 words of     . Copy rewrite   Work-In-Progress   initial
                             . Revision after final mac       creative copy change                   Stage              concepts
                               comp                         . Minor reformat
------------------------------------------------------------------------------------------------------------------------------------
                [***]                 [***]                        [***]                [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Wallet Card   . All new      . Personal/Gold variation      . Additional of up to   . Layout       . Beyond 3 that    . Beyond 3
                components   . Up to 10 words of creative     2 images                redesign       are allowed in     required
                               copy change OR               . 11 to 50 words of     . Copy rewrite   Work-In-Progress   initial
                             . Revision after final mac       creative copy change                   Stage              concepts
                               comp                         . Minor reformat
------------------------------------------------------------------------------------------------------------------------------------
                [***]                 [***]                        [***]                [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Coupon        . All new      . Personal/Gold variation      . Additional of up to   . Layout       . Beyond 3 that    . Beyond 3
Carrier         components   . Up to 10 words of creative     2 images                redesign       are allowed in     required
                               copy change OR               . 11 to 50 words of     . Copy rewrite   Work-In-Progress   initial
                             . Revision after final mac       creative copy change                   Stage              concepts
                               comp                         . Minor reformat
------------------------------------------------------------------------------------------------------------------------------------
                [***]                 [***]                        [***]                [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Card          . All new      . Personal/Gold variation      . Additional of up to   . Layout       . Beyond 3 that    . Beyond 3
Carrier         components   . Up to 10 words of creative     2 images                redesign       are allowed in     required
                               copy change OR               . 11 to 50 words of     . Copy rewrite   Work-In-Progress   initial
                             . Revision after final mac       creative copy change                   Stage              concepts
                               comp                         . Minor reformat
------------------------------------------------------------------------------------------------------------------------------------
                [***]                 [***]                        [***]                [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
Standing      . All new      . Personal/Gold variation      . Additional of up to   . Layout       . Beyond 3 that    . Beyond 3
Display         components   . Up to 10 words of creative     2 images                redesign       are allowed in     required
                               copy change OR               . 11 to 50 words of     . Copy rewrite   Work-In-Progress   initial
                             . Revision after final mac       creative copy change                   Stage              concepts
                               comp                         . Minor reformat
------------------------------------------------------------------------------------------------------------------------------------
                [***]                 [***]                        [***]                [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fees for Canceled Projects-applies to all   . If canceled before Work-In-  . If canceled during Work-In-  . If canceled at Final Mac
DM Creative Execution Ratecard categories     Progress stage, AmEx pays      Progress stage, AmEx pays      Comp stage, AmEx pays
                                              [***] of Ratecard cost         [***] of Ratecard cost         [***] of Ratecard cost
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Post-Concept Development Fees-applies to    . AmEx pays [***] of Ratecard cost for client-requested Post-Concept Development all DM Creative Execution Ratecard
Categories
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Advertising Agency Fee Ratecard - Domestic USA Only                 Appendix 4b
Projects - Standard Pricing
$

          This is intentionally left blank and is not applicable to
                           Bronner Slosberg Humphrey

                                                                    Appendix 4bi

American Express Advertising Ratecard TV Edit Definitions

This ratecard is intentionally left blank and is not applicable to Bronner Slosberg Humhrey

                                                                     Appendix 4c

Agency Fee Ratecard - Domestic USA Only
Media Planning/Stewardship & Buying



    (This ratecard is intentionally blank and is not applicable for Bronner
                              Slosberg Humphrey)

Pre-Press (Engraving) Ratecard - Domestic USA Only
                                                                                                                         Appendix 5a
------------------------------------------------------------------------------------------------------------------------------------
American Express Four Color Pring Advertising Specifications and Price List
------------------------------------------------------------------------------------------------------------------------------------
                                                     Format #1     Format #2     Format #3     Format #4     Format #5    Format #6
                                              --------------------------------------------------------------------------------------
                                       Up to     (5-1/2x8-1/2)        (7x10)    (8-1/2x11)       (10x14)       (11x17)     (17x22)
------------------------------------------------------------------------------------------------------------------------------------
                                                         [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
(3) Press proofs/6 progs/2 stop sheets                   [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
(3) Matchprint/Cromalin proofs                           [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
(3) Digital proofs (Amex approved)                       [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
(3) Matchprints, (1) Press proof/progs/25 shs            [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Four Color Additional Details
------------------------------------------------------------------------------------------------------------------------------------
                                                     Format #1     Format #2     Format #3     Format #4     Format #5   Format #6
                                              --------------------------------------------------------------------------------------
                                       Up to     (5-1/2x8-1/2)        (7x10)    (8-1/2x11)       (10x14)       (11x17)      (17x22)
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - same size/proportional resize               [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - recrop                                      [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - resize/not proportional                     [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l black type rider/5th rider                         [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l knockout type change/A.A.                          [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l Matchprint/Cromalin each                           [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l press proof/prog (while on press)                  [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l press proof/prog (back to press)                   [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l 100 top sheets (while on press)                    [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l 100 top sheets (back on press)                     [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l digital proof (Amex approved)                      [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Press proof/6 progs/25 top sheets                        [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
American Express Black and White Print Advertising Specifications and Price List
------------------------------------------------------------------------------------------------------------------------------------
                                                     Format #7     Format #8     Format #9    Format #10    Format #11   Format #12
                                              --------------------------------------------------------------------------------------
                                       Up to            (7x10)    (8-1/2x11)       (11x17)       (13x21)       (11x27)      (22x30)
------------------------------------------------------------------------------------------------------------------------------------
Base Price* (Halftone)                                   [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Two veloxes                                              [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Base Price* (Line shot)                                  [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Two veloxes                                              [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Additionals
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - same size/proportional resize               [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - resize/not proportional                     [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l film - recrop                                      [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l velox proof                                        [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
B/W conversion of four color                             [***]        [***]         [***]         [***]         [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Pre-Press (Engraving) Ratecard - Domestic USA Only                                                         Appendix 5a. (cont'd.)
------------------------------------------------------------------------------------------------------------------------------------
American Express Additional Line Item Pricing For All Formats
------------------------------------------------------------------------------------------------------------------------------------
                                                  All formats
------------------------------------------------------------------------------------------------------------------------------------
Add'l min. sep. (2x3 or less)                           [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l sep. ((up to 4x5)                                 [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l sep. (up to 7x9)                                  [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l sep. (up to 9x12)                                 [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l sep. (up to 11x17)                                [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l 2/c tint each                                     [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l 3/c tint each                                     [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l 4/c tint each                                     [***]
------------------------------------------------------------------------------------------------------------------------------------
Simple silo                                             [***]
------------------------------------------------------------------------------------------------------------------------------------
Complex silo                                            [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l blueprint proof                                   [***]
------------------------------------------------------------------------------------------------------------------------------------
Ghosting (simple square)                                [***]
------------------------------------------------------------------------------------------------------------------------------------
Paintbox retouching hourly rate                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Scitex retouching hourly rate                           [***]
------------------------------------------------------------------------------------------------------------------------------------
Mac retouching hourly rate                              [***]
------------------------------------------------------------------------------------------------------------------------------------
Mac hourly rate (non-retouching)                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Color match swatch each                                 [***]
------------------------------------------------------------------------------------------------------------------------------------
Overtime daily rate (non-standard sched.)               [***]
------------------------------------------------------------------------------------------------------------------------------------
Overtime weekend daily rate (pre-press)                 [***]
------------------------------------------------------------------------------------------------------------------------------------
Overtime weekend daily rate (press)                     [***]
------------------------------------------------------------------------------------------------------------------------------------
Black drop shadow each                                  [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l halftone inset                                    [***]
------------------------------------------------------------------------------------------------------------------------------------
Add'l line shot                                         [***]
------------------------------------------------------------------------------------------------------------------------------------

Base Price and Other Assumptions:
The 4/c base price includes one full size bleed separation, black and k/o type, with proofing to satisfaction, three reviews on average, total review comprised of two color proofs with a final confirming proof, to publication specifications, and final film and blueprint to accompany final film. Six additional final progs to be held for future placements. All additional separations detail, silos, shadows, tints, etc., include film composition and any trapping required.
The black and white base price includes one full size bleed halftone with two
(2) velox proofs, black and k/o type.
American Express and its Advertising Agencies will provide Desktop Publishing files only.
All Desktop files must undergo Pre-Flight prior to RIP to minimize costs. American Express will not pay for RIP charges.
American Express suppliers must follow the CREF, DDES and DDAP digital standards.
American Express will pay only for approved estimates - dollars spent without American Express approval will not be paid.
A standard schedule is defined as 7 days to first proof, 2 to second and 2 to final confirming proof. Deviations from the standard schedule may increase costs.
Note: All black type should be on separate rider during proofing for type changes.
Note: All digital material must be archived for future use/resizing and cannot be destroyed without American Express permission.
Note: A change in direction from art turn-over will be considered a chargeable alteration- all charges must be pre-approved.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Stock & Commissioned Photography Ratecards - Domestic USA Only       Appendix 5b

Commission Photography*

--------------------------------------------------------------------------------
                                  Direct Mail
--------------------------------------------------------------------------------
                            Simple          Medium               Complex
      Studio            --------------------------------------------------------
    (Price per                            Still Life         Model in Studio
      Photo)            --------------------------------------------------------
                          Amex Card/   With   With Props   With No Set  With Set
                          Statement   Props   and Styling
                        --------------------------------------------------------
                             [***]     [***]     [***]         [***]      [***]
--------------------------------------------------------------------------------
                         Scenery with       Simple                Difficult
    Location               No Model      Location With          Location With
   (Price per                                Model                  Model
      Photo)            --------------------------------------------------------
                             [***]           [***]                  [***]
--------------------------------------------------------------------------------
                            6-10             11-20            Greater Than 20
  Journalistic             Photos           Photos                Photos
   (Price Per
    Project)            --------------------------------------------------------
                             [***]           [***]                  [***]
--------------------------------------------------------------------------------


--------------------------------------    --------------------------------------
    Multiple Usage       % Premium          Number of Jobs        % Discount
--------------------------------------    --------------------------------------
Buyout-Publication only      [***]              2-3                 [***]
Buyout-DM & Publications     [***]              4-6                 [***]
Total Buyout                 [***]              7-10                [***]
--------------------------------------    --------------------------------------


Stock Photography**

--------------------------------------------------------------------------------
                Direct Mail - Brochures, Catalogs and Postcards
--------------------------------------------------------------------------------
   Quantity in         1/4 pg or Spot          1/2 pg          Full pg
    Thousands      Photo (Less than 1/4)
--------------------------------------------------------------------------------
10,000+                     [***]              [***]               [***]
3,000 - 10,000              [***]              [***]               [***]
1,000 - 3,000               [***]              [***]               [***]
500 - 1,000                 [***]              [***]               [***]
250 - 500                   [***]              [***]               [***]
100 - 250                   [***]              [***]               [***]
50 - 100                    [***]              [***]               [***]
Less Than 50                [***]              [***]               [***]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Print Advertising
--------------------------------------------------------------------------------
Circulations in           Part of              Less than        Full pg
  Thousands               Montage               Full pg
--------------------------------------------------------------------------------
10,000+                     [***]              [***]               [***]
3,000 - 10,000              [***]              [***]               [***]
1,000 - 3,000               [***]              [***]               [***]
500 - 1,000                 [***]              [***]               [***]
250 - 500                   [***]              [***]               [***]
Less Than 250               [***]              [***]               [***]
--------------------------------------------------------------------------------


--------------------------------------    --------------------------------------
  Premium Positions       % Premium            Usage               % Premium
--------------------------------------    --------------------------------------
Front Cover                 [***]         Total Buyout                [***]
Back Cover                  [***]         Exclusivity                 [***]
Double Page-Spread          [***]         Unlimited for 1 year        [***]
Wrap Around Cover           [***]         Unlimited for 2 years       [***]
--------------------------------------    2-3 Insertions              [***]
                                          4-8 Insertions              [***]
--------------------------------------    9-15 Insertions             [***]
No. of Images/Insertions  % Discount      --------------------------------------
--------------------------------------
          2-3                [***]
          4-8                [***]
         9-15                [***]
--------------------------------------

 * Fee based on unlimited time, DM, includes prep days; does not include travel days & operating expenses (e.g., film, equipment rental, etc.)
** Fee based on basic one-time, non-exclusive, one image, per Insertion

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Pre-Production (Mechanical) Ratecard - Domestic USA Only             Appendix 5c

A Pre-Production Ratecard was developed to provide American Express and its agencies with a clear understanding of Pre-Production pricing criteria and prices. The Ratecard indicates the maximum Pre-Production prices (excluding artwork) for a single page of work (a project may be comprised of many pages).

Total Cost Per Page

                                    A            B            C           D           E            F           G         H
------------------------------------------------------------------------------------------------------------------------------------
Page Category        Type         Simple       Complex      Simple      Simple      Complex      Complex      None      None
------------------------------------------------------------------------------------------------------------------------------------
Page Content*      Graphics        None         None        Simple     Complex       Simple      Complex     Simple    Complex
------------------------------------------------------------------------------------------------------------------------------------
Page Cost*         Desktop*        [***]        [***]        [***]      [***]        [***]        [***]       [***]      [***]
------------------------------------------------------------------------------------------------------------------------------------
                   Up to 10         1            2            2          3             3            4           1         2
Turn-Around        pages
Time (Days)
                 -------------------------------------------------------------------------------------------------------------------
                   More than        2            3            3          4             4            5           2         3
                   10 pages
------------------------------------------------------------------------------------------------------------------------------------
FPO/Scans            [***] each
-------------------------------
Overtime             [***]
-------------------------------

* Only Desktop Mechanical will be accepted by American Express

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Pre-Production (Mechanical) Ratecard - Domestic USA Only           Appendix 5c
                                                                   (continued)

The ratecard has clear assumption built in to define simple and complex type, as well as simple and complex graphics.

       - Pages are defined as follows:

                    Envelope:                  1 page
                    Sleeves:                   1 page
                    Complete Standalone Text:  1 page

Ratecard prices per page assume the following:

 1)  No existing prototype
 2)  Final tight comp required and included in price.
 3)  No tissue/roughs.
 4)  Desktop type/mechanical provided.
 5)  Agency internal revisions (e.g., proofreading) included.
 6)  Non-client specified retouching included.
 7)  Overtime requires AmEx authorization.
 8)  Correction assumes new file, not type patch.
 9)  AmEx logos are considered stat/FPO's.
 10) All revisions to the prototype should be considered "simple".

Pre-Production Ratecard Assumptions

-----------------------------------------------------------               ------------------------------------------------------
   Simple                           Complex                                        Simple                       Complex
-----------------------------------------------------------               ------------------------------------------------------
Up to 3 typefaces                  More than 3 typefaces                      Single Graphic element        Complex graphic
                                                                                                            element
Less than 500 words                More than 500 words                        Rules                         Multiple Graphic
                                                                                                            element
Basic Headlines (no                Headlines with visible                     Charts                        Multiple photos and
kerning)                           kerning                                                                  illustrations
                                                                                                            indicated as
                                   Ragging                                    Applications                  FPO's

                                                                              Boxes                         Non-AmEx Logos

American Express Interactive Media Fee Ratecard Page 1/5 (rev. 6/11/98.b)                                            Appendix 6a
------------------------------------------------------------------------------------------------------------------------------------
CPM Banner Programs Ratecard                             Simple                       Moderate                     Complex
------------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL:         [***]                        [***]                       [***]
Definition:                                        . 1 Month Duration           . 2 Months Duration          . 3 Months Timing
 . Programs based on a negotiated cost per          . 1 Target Audience          . 1 Target Audience          . 2 Target Audiences
  thousand                                         . 2 Banner Placements        . 4 Banner Placements        . 6 Banner Placements
------------------------------------------------------------------------------------------------------------------------------------
Deliverable:
------------------------------------------------------------------------------------------------------------------------------------
Media Strategy-                                    . 2 Site Categories          . 4 Site Categories          . 6 Site Categories
 . Pre-planning (media brief, strategy development) . 15 Considered Sites        . 30 Considered Sites        . 60 Considered Sites
 . Development of Consideration List                . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days
 . Development of RFP                                 Agency + 1 Day Client        Agency + 1 Day Client        Agency + 2 Days
 . Go/No Go Recommendation for proceeding to          Go/No Go Decision            Go/No Go Decision            Client Go/No Go
  next phase                                                                                                   Decision
------------------------------------------------------------------------------------------------------------------------------------
                           Media Strategy Total:         [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Plan-Part I
 . Send out RFP's                                   . 5 Recommended Sites        . 15 Recommended Sites       . 30 Recommended Sites
 . Follow-up RFP's                                  . TIMEFRAME: Part I-6        . TIMEFRAME: Part I-7        . TIMEFRAME: Part I-7.5
 . Input data in scoring model                        Days Agency + 2 Days         Days Agency + 3 Days         Days Agency + 3 Days
 . Develop forecast detail                            Client Go/No Go Decision;    Client Go/No Go Decision;    Client Go/No Go
 . Scoring/Evaluation of sites                        Part II-6 Days               Part II-7 Days               Decision; Part II -
 . Go/No Go Recommendation for proceeding           . [***] of [***] fee         . [***] of [***] fee           7.5 Days
  to next part of phase                              incurred after Part I        incurred after Part I      . [***] of [***] fee
[***] of Media Plan Phase fee incurred if canceled   of Media Plan Phase.         of Media Plan Phase.         incurred after Part I
at this point.                                                                                                 of Media Plan Phase.
Media Plan-Part II
 . Negotiation
 . Plan Development
 . Present Recommendation/Revisions
------------------------------------------------------------------------------------------------------------------------------------
                               Media Plan Total:         [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
Implementation-                                   . 5 sites                    . 15 Sites                   . 30 Sites
 . Insertion Orders/PO's                           . TIMEFRAME: 6 Days in-      . TIMEFRAME: 8 Days in-      . TIMEFRAME: 9 Days
 . Generation of banner instructions and adcodes     market (Assumes standard     market (Assumes standard     in-market (Assumes
 . Traffic banners                                   graphics-only banners; 11    graphics-only banners; 13    standard graphics-
 . Quality Control of banner placement               days for complex banners     days for complex banners     only banners; 14 days
 . Billing, Invoicing, & Make-Good Negotiations      (i.e. Java, Shockwave)       (i.e. Java, Shockwave)       for complex banners
                                                                                                              (i.e. Java, Shockwave)
------------------------------------------------------------------------------------------------------------------------------------
                           Implementation Total:         [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total before Tracking and other items                    [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
Tracking (via MatchLogic*), Analysis &             . 1 Report                   . 2 Reports                 . 3 Reports
Recommendations**
------------------------------------------------------------------------------------------------------------------------------------
                                 Tracking Total:         [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
Creative Refresh (banner rotation)                                              . 1 Creative Refresh        . 2 Creative Refreshes
------------------------------------------------------------------------------------------------------------------------------------
                         Creative Refresh Total:         [***]                        [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Buy Optimization (revise plan/re-negotiate)                                                           . 1 Optimization & 10
                                                                                                              Sites Adjusted
------------------------------------------------------------------------------------------------------------------------------------
                   Media Buy Optimization Total:          [***]                       [***]                       [***]
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
 * NOTE: MatchLogic is billed as a pass-through expense based on [***] per purchased impression

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

American Express Interactive Media Fee Ratecard Page 4/5 (rev. 6/11/98.b)                                    Appendix 6a (continued)
------------------------------------------------------------------------------------------------------------------------------------
Bounty Banner Programs Ratecard                          Simple                       Moderate                     Complex
------------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL:         [***]                        [***]                        [***]
Definition:                                        . 1 Month Duration           . 2 Months Duration          . 3 Months Timing
 . Programs where each site is compensated          . 1 Target Audience          . 1 Target Audience          . 2 Target Audiences
  based on a per click/application/card.           . 2 Banner Placements        . 4 Banner Placements        . 6 Banner Placement
 . CPM/Bounty hybrid programs
------------------------------------------------------------------------------------------------------------------------------------
Deliverable:
------------------------------------------------------------------------------------------------------------------------------------
Media Strategy-                                    . 2 Site Categories          . 4 Site Categories          . 6 Site Categories
 . Pre-planning (media brief, strategy development) . 15 Considered Sites        . 30 Considered Sites        . 60 Considered Sites
 . Development of Consideration List                . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days
 . Development of RFP                                 Agency + 1 Day Client        Agency + 1 Day Client        Agency + 2 Days
 . Go/No Go Recommendation for proceeding to          Go/No Go Decision            Go/No Go Decision            Client Go/No Go
  next phase                                                                                                   Decision
------------------------------------------------------------------------------------------------------------------------------------
                           Media Strategy Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Plan-Part I
 . Send out RFP's                                   . 5 Recommended Sites        . 15 Recommended Sites       . 30 Recommended Sites
 . Follow-up RFP's**                                . TIMEFRAME: Part I-7.5      . TIMEFRAME: Part I-9        . TIMEFRAME: Part I-10
 . Input data in scoring model                        Days Agency + 2 Days         Days Agency + 3 Days         Days Agency + 3 Days
 . Develop forecast detail                            Client Go/No Go Decision;    Client Go/No Go Decision;    Client Go/No Go
 . Scoring/Evaluation of sites                        Part II-7.5 Days             Part II-9 Days               Decision; Part II-10
 . Go/No Go Recommendation for proceeding           . [***] of [***] fee         . [***] of [***] fee           Days
                                                     -----    -----               -----    -----
  to next part of phase                              incurred after Part I        incurred after Part I      . [***] of [***] fee
                                                                                                               -----    -----
[***] of Media Plan Phase fee incurred if canceled   of Media Plan Phase.         of Media Plan Phase.         incurred after Part I
-----
at this point.                                                                                                 Media Plan Phase.
Media Plan-Part II
 . Negotiation
 . Plan Development
 . Present Recommendation/Revisions
------------------------------------------------------------------------------------------------------------------------------------
                               Media Plan Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Implementation-                                   . 5 sites                    . 15 Sites                   . 30 Sites
 . Insertion Orders/PO's                           . TIMEFRAME: 6 Days in-      . TIMEFRAME: 8 Days in-      . TIMEFRAME: 9 Days in-
 . Generation of banner instructions and adcodes     market (Assumes standard     market (Assumes standard     market (Assumes
 . Traffic banners                                   graphics-only banners; 11    graphics-only banners; 13    standard graphics-
 . Quality Control of banner placement               days for complex banners     days for complex banners     only banners; 14 days
 . Billing, Invoicing, & Make-Good Negotiations      (i.e. Java, Shockwave)       (i.e. Java, Shockwave)       for complex banners
                                                                                                              (i.e. Java, Shockwave)
------------------------------------------------------------------------------------------------------------------------------------
                           Implementation Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Total before Tracking and other items                    [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Tracking (via MatchLogic*), Analysis &             . 1 Report                   . 2 Reports                 . 3 Reports
Recommendations**
------------------------------------------------------------------------------------------------------------------------------------
                                 Tracking Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Creative Refresh (banner rotation)                                              . 1 Creative Refresh        . 2 Creative Refreshes
------------------------------------------------------------------------------------------------------------------------------------
                         Creative Refresh Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Buy Optimization (revise plan/re-negotiate)                                                           . 1 Optimization & 10
                                                                                                              Sites Adjusted
------------------------------------------------------------------------------------------------------------------------------------
                   Media Buy Optimization Total:         [***]                        [***]                        [***]
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
 * NOTE: MatchLogic is billed as a pass-through expense based on [***] per purchased impression
** Items requiring incremental fee versus CPM only programs

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

American Express Interactive Media Fee Ratecard Page 5/5 (rev. 6/11/98.b)                                    Appendix 6a (continued)
------------------------------------------------------------------------------------------------------------------------------------
Multiple Site Sponsorships Programs Ratecard             Simple                       Moderate                     Complex
------------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL:         [***]                         [***]                         [***]
Definition:                                        . 1 Month Duration           . 2 Months Duration          . 3 Months Timing
 . Programs which include advertising in            . 1 Target Audience          . 1 Target Audience          . 2 Target Audiences
  addition to or instead of simple banners         . 2 Banner Placements        . 4 Banner Placements        . 6 Banner Placements
  (i.e. branded content) across multiple sites.
------------------------------------------------------------------------------------------------------------------------------------
Deliverable:
------------------------------------------------------------------------------------------------------------------------------------
Media Strategy-                                    . 2 Site Categories          . 4 Site Categories          . 6 Site Categories
 . Pre-planning (media brief, strategy development) . 15 Considered Sites        . 30 Considered Sites        . 60 Considered Sites
 . Development of Consideration List**              . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days          . TIMEFRAME: 5 Days
 . Development of RFP                                 Agency + 1 Day Client        Agency + 1 Day Client        Agency + 2 Days
 . Go/No Go Recommendation for proceeding to          Go/No Go Decision            Go/No Go Decision            Client Go/No Go
  next phase                                                                                                   Decision
------------------------------------------------------------------------------------------------------------------------------------
                           Media Strategy Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Plan-Part I
 . Send out RFP's                                   . 5 Recommended Sites        . 15 Recommended Sites       . 30 Recommended Sites
 . Follow-up RFP's                                  . TIMEFRAME: Part I-7.5      . TIMEFRAME: Part I-9        . TIMEFRAME: Part I-10
 . Input data in scoring model**                      Days Agency + 2 Days         Days Agency + 3 Days         Days Agency + 3 Days
 . Develop forecast detail                            Client Go/No Go Decision;    Client Go/No Go Decision;    Client Go/No Go
 . Scoring/Evaluation of sites**                      Part II-7.5 Days             Part II-9 Days               Decision; Part II-
 . Go/No Go Recommendation for proceeding           . [***] of [***] fee         . [***] of [***] fee           10 Days
  to next part of phase                              incurred after Part I        incurred after Part I      . [***] of [***] fee
[***] of Media Plan Phase fee incurred if canceled   of Media Plan Phase.         of Media Plan Phase.         incurred after Part I
at this point.                                                                                                 of Media Plan Phase.
Media Plan-Part II
 . Negotiation**
 . Plan Development
 . Present Recommendation/Revisions
------------------------------------------------------------------------------------------------------------------------------------
                               Media Plan Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Implementation-                                   . 5 sites                    . 15 Sites                   . 30 Sites
 . Insertion Orders/PO's                           . TIMEFRAME: 8 Days in-      . TIMEFRAME: 10 Days in-     . TIMEFRAME: 12 Days
 . Generation of banner instructions and adcodes     market (Assumes standard     market (Assumes standard     in-market (Assumes
 . Traffic banners and coordinate non-banner         graphics-only banners; 13    graphics-only banners; 15    standard graphics-
  items**                                           days for complex banners     days for complex banners     only banners; 17 days
 . Quality Control of banner and non-banner items**  (i.e. Java, Shockwave)       (i.e. Java, Shockwave)       for complex banners
 . Billing, Invoicing, & Make-Good Negotiations                                                                (i.e. Java, Shockwave)
------------------------------------------------------------------------------------------------------------------------------------
                           Implementation Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total before Tracking and other items                    [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Tracking (via MatchLogic*), Analysis &             . 1 Report                   . 2 Reports                 . 3 Reports
Recommendations**
------------------------------------------------------------------------------------------------------------------------------------
                                 Tracking Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Creative Refresh (banner rotation)                                              . 1 Creative Refresh        . 2 Creative Refreshes
------------------------------------------------------------------------------------------------------------------------------------
                         Creative Refresh Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------
Media Buy Optimization (revise plan/re-negotiate)                                                           . 1 Optimization & 10
                                                                                                              Sites Adjusted
------------------------------------------------------------------------------------------------------------------------------------
                   Media Buy Optimization Total:         [***]                         [***]                         [***]
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
 * NOTE: MatchLogic is billed as a pass-through expense based on [***] per purchased impression
** Items requiring incremental fee versus CPM only programs

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             American Express Interactive Media Fee Ratecard Page 4/5 (rev. 6/11/98.b)       Appendix 6a (continued)

------------------------------------------------------------------------------------------------------------------------------------
Single Site/Ad Hoc Sponsorship Ratecard                                                 Simple                  Complex
------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL:             [***]                    [***]
------------------------------------------------------------------------------------------------------------------------------------
Definition:
 .  Extensive POV (beyond first glance/simple POV), negotiation and execution for a single sponsorship
------------------------------------------------------------------------------------------------------------------------------------
Deliverable:
------------------------------------------------------------------------------------------------------------------------------------
POV (beyond first glance/simple POV)-
 .  Briefing (determine client's level of interest, objectives, parameters)
 .  Clarification of details with Vendor
 .  Development of initial POV
 .  Go/No Go Recommendation for proceeding to next phase
------------------------------------------------------------------------------------------------------------------------------------
                                                                POV Total:             [***]                    [***]
------------------------------------------------------------------------------------------------------------------------------------
Implementation-
 .  Negotiation
 .  Determine logistics between vendor, client and SIG
 .  Coordinate creative, legal approval, timing
 .  Insertion orders / Pos
 .  Trafficking of materials
 .  Monthly
------------------------------------------------------------------------------------------------------------------------------------
                                                       Implementation Total:           [***]                    [***]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total before Tracking and other items                                                  [***]                    [***]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Tracking (via MatchLogic*), Analysis & Recommendations                                 [***]                    [***]
------------------------------------------------------------------------------------------------------------------------------------

-------------------
* NOTE: MatchLogic is billed as a pass-through expense based on [***] per purchased impression

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             American Express Interactive Media Fee Ratecard Page 5/5 (rev. 6/11/98.b)       Appendix 6a (continued)
-----------------------------------------------------------------------------------------------------------------------------------
AOR Work                                                                        Definition
-----------------------------------------------------------------------------------------------------------------------------------
Definition:
 .   Project work that crosses all business units                             [***]/month
-----------------------------------------------------------------------------------------------------------------------------------
Deliverables:
-----------------------------------------------------------------------------------------------------------------------------------
I. Media Vendor Site Management
 .  Manage site representatives                              .  Includes fielding calls, attending meetings and reviewing proposals
 .  Evaluate unsolicited media vendor proposals              .  Includes delivery of weekly summary of Ad hoc sponsorships
 .  Contact appropriate AmEx client on appropriate              received by agency
   proposals
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
II. Rate Negotiation
 .  Recommend media efficiencies                             .  Negotiate with sites under the AmEx umbrella to maximize efficiencies
 .  Interface with media vendors                             .  Provide AmEx rates to media vendors
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
III. Rate Development
 . Develop AmEx rate schedule                                .  Negotiate with sites under the AmEx umbrella to maximize efficiencies
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IV. AOL & Cross-Media (i.e. Entrepreneur Magazine, bonus    .  Negotiation of 1999 AOL contract
web banners)                                                .  Implementation of AOL and cross-media programs
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
V.  Client Requests/Summations-
 .  Weekly client and agency status meetings
 .  Fielding of client questions/requests/calls              .  Any requests that fall outside of the planning cycle (not included
 .  Summation of all AmEx expenditures on a monthly basis       on rate card)
 .  Quarterly summation of all AmEx activities with a        .  Report that details monthly Web expenditures for all AmEx activity
   results analysis                                            by business unit
-----------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
------------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________
------------------------------------------------------------------------------------------------------------------------------------
                                    Distinguished                     Achieved Expectations              More Is Expected
------------------------------------------------------------------------------------------------------------------------------------
                                1                          2          3                                  4                      5
-----------------------------------------------------------------------------------------------------------------------------------
V.   Overall Satisfaction       .  Relationship Leadership, Work      .  Relationship Leadership, Work   .  Relationship Leadership,
                                   Products, Thought Leadership and      Products, Thought Leadership       Work Products, Thought
                                   Results Leadership exceeded           and Results Leadership             Leadership and Results
                                   expectations.                         achieved expectations.             Leadership did not meet
                                                                                                            expectations.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Category                     Weighting                  Evaluation Criteria
-----------------------------------------------------------------------------------------------------------------------------------
Customers                       25%                     .  Metrics equal to those of the AmEx business units that are serviced by the agency.
                                                        .  Ultimate rating for the agency is the weighted average of the Customer ratings for the different business units based on agency billings.
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders                    50%                     .  50% weight is on the metrics of the AmEx business units serviced by the agency.
                                                        .  30% weight on Agency's creative thinking/ideas leading to improved results.
                                                        .  20% weight on the client's evaluation of the agency's cost management, billing and reporting (each business unit rates agency 1 to 5).
                                                        .  Ultimate rating for the agency is the weighted average of the Shareholder ratings and the client evaluation ratings on cost management, billing and reporting for the different business units based on net income.
-----------------------------------------------------------------------------------------------------------------------------------
Leadership                      25%                     .  Twice per year (April and November) conduct a survey of all key clients
                                                           (all American Express personnel who work with the agency - weighted 50%
                                                           VPs + above respondents and 50% below VP respondents). Dimensions
                                                           (and weightings) include Thought Leadership (40%), Result Leadership
                                                           (25%), Change Leadership (25%) and Relationship Leadership (10%). See
                                                           attached survey.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
-----------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________

-----------------------------------------------------------------------------------------------------------------------------------
                              Distinguished                       Achieved Expectations             More Is Expected
-----------------------------------------------------------------------------------------------------------------------------------
                              1                                2  3                                 4                             5
-----------------------------------------------------------------------------------------------------------------------------------
I. Thought Leadership (40%)
-----------------------------------------------------------------------------------------------------------------------------------
 .   Creativity/Leadership     .  Generates and tests break-       .  Consistently questions and       .  Rarely challenges the
                                 through ideas with customers.       challenges the adequacy and         adequacy and quality of
                              .  Seizes opportunities to provide     quality of traditional thinking.    traditional thinking.
                                 value-added services.            .  Devises workable solutions to    .  Applies the same standard
                              .  Develops leading-edge relevant      non-routine problems.               solutions to problems much
                                 creative or programs that set    .  Makes practical and creative        of the time.
                                 a new industry standard and         suggestions for enhancing work   .  Is hesitant to implement a
                                 leads to above average response.    processes.                          nontraditional solution.
                              .  Devises original, motivating     .  Routinely includes customer      .  Sometimes opts for "quick
                                 and successful solutions.           perspectives  in group              fixes" to customer
                              .  Eliminates non-value added          activities, projects and meetings.  problems rather than
                                 processes and tasks.                                                    providing long-term
                              .  Develops creative/programs                                              solutions.
                                 for new services/products
                                 drawing from relevant
                                 experience but pushing
                                 beyond comfort zone.
------------------------------------------------------------------------------------------------------------------------------------
 . Strategic Thinking          .  Is aware of how industry         .  Maintains a long-term,           .  Tends to demonstrate a
                                 directions might impact             big-picture view.                   short vs. long-term view.
                                 American Express.                .  Adapts past solutions to fit     .  At times is unclear how
                              .  Sees connections, trends            current circumstances, maximizing   business strategies
                                 and patterns that are not           efficiency and avoiding re-work.    translate into individual
                                 obvious to others.               .  Considers whether short-term        goals.
                              .  Synthesizes information             goals will meet long-term        .  Considers a broad range of
                                 from widely different sources.      objectives.                         issues but does not
                              .  Successfully integrates                                                 consistently distinguish
                                 knowledge of American Express                                           critical from less
                                 businesses and programs within                                          important ones.
                                 and across business units.
                              .  Understanding mission/objectives
                                 of Amex partner and adapting style/
                                 thinking to that group.
                              .  Understanding other Blue Box
                                 initiatives and goals.
                              .  Understanding other relevant
                                 businesses beyond credit cards.
                              .  Contributes new product and service
                                 ideas.
                              .  Leverages multiple channel
                                 experiences to build a comprehensive
                                 strategy linking the message across
                                 channels.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
-----------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________

-----------------------------------------------------------------------------------------------------------------------------------
                               Distinguished                        Achieved Expectations               More Is Expected
-----------------------------------------------------------------------------------------------------------------------------------
                               1                                2   3                                   4                        5
-----------------------------------------------------------------------------------------------------------------------------------
II.  Results Leadership (25%)
-----------------------------------------------------------------------------------------------------------------------------------
 .  Driving Results/Timeliness  .  Consistently drives projects to   .  Completes projects on time and   .  Meets some but not all
                                  successful completion within         within budget.                      deadlines.
                                  deadlines and under budget by     .  Operates with a sense of         .  Does not usually convey
                                  following a rigorous project         urgency.                            clear expectations.
                                  plan.                             .  Commits to and acts within       .  Tends to focus on
                               .  Demonstrates strong commitment       deadlines.                          process vs. results.
                                  and drive to achieve results.     .  Conveys clear expectations and   .  Hesitates to see advice
                               .  Is consistently results-driven       accountability.                     of others to facilitate
                                  relative to the competition.      .  Effectively uses technology to      speedy achievement of
                               .  Goes beyond role requirements to     drive execution.                    results.
                                  attain objectives.                .  Persists in working to meet
                               .  Looks to improve cycle time.         objectives despite obstacles
                                                                       and opposition.
                                                                    .  Establishes milestones and
                                                                       checkpoints for driving
                                                                       projects to successful
                                                                       completion.
                                                                    .  Understands and uses speed as
                                                                       competitive advantage.
-----------------------------------------------------------------------------------------------------------------------------------
 .  Responsiveness and          .  Anticipates customers' future     .  Proactively asks for customers'  .  Delays in following up
   Commitment                     requirements.                        opinions and feedback.              with customers.
                               .  Consistently uses multiple        .  Makes realistic, short-and       .  Occasionally falls short
                                  sources of information to            long-term commitments to            on commitments to
                                  identify customer requirements.      customers.                          customers.
                               .  Consistently analyzes situations  .  Follows up to ensure customer     . Makes decisions without
                                  from the customers' perspective.     satisfaction.                       consistently assessing
                                                                    .  Handles customer questions and      customer needs.
                                                                       concerns in a timely manner.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
-----------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________

-----------------------------------------------------------------------------------------------------------------------------------
                               Distinguished                        Achieved Expectations               More Is Expected
-----------------------------------------------------------------------------------------------------------------------------------
                               1                                2   3                                   4                        5
-----------------------------------------------------------------------------------------------------------------------------------
II. Results Leadership (25%)
    (con`t)
-----------------------------------------------------------------------------------------------------------------------------------
 .  Timeliness                  .  Consistently drives projects to   .  Completes projects on time and   .  Meets some but not
                                  successful completion within         within budget.                      all deadlines.
                                  deadlines and under budget by     .  Operates with a sense of         .  Does not usually convey
                                  following a rigorous project         urgency.                            clear expectations.
                                  plan.                             .  Commits to and acts within       .  Tends to focus on
                               .  Demonstrates strong commitment       deadlines.                          process vs. results.
                                  and drive to achieve results.     .  Effectively uses technology
                                                                       to drive execution.
                                                                    .  Understands and uses speed as
                                                                       competitive advantage.
-----------------------------------------------------------------------------------------------------------------------------------
 .  Quality of Work             .  Eliminates non-value added        .  Establishes milestones and       .  Inconsistent in applying
                                  process and tasks.                   checkpoints for driving projects    lessons learned from
                               .  Uses statistical and                 to successful completion.           past successes and
                                  quantitative information          .  Develops ways to continuously       failures.
                                  to manage quality.                   improve the organization.        .  Neglects to set up
                               .  Sets high standards for           .  Analyzes, prioritizes, and          milestones or feedback
                                  how work gets done.                  implements improvement              systems to evaluate
                               .  Balances best-in-class               opportunities.                      processes.
                                  economics with world class        .  Establishes milestones           .  Tends to be accepting
                                  service.                             and checkpoints for                 of the status quo.
                               .  Goes beyond role requirements        monitoring improvements.         .  Seldom looks for ways to
                                  to attain objectives.             .  Applies lessons learned             improve processes,
                               .  Uses benchmarking and feedback       from past successes and             products, or services.
                                  systems to improve processes.        failures.
                               .  Consistently benchmarks creative  .  Persists in working
                                  process against brand principles,    to meet objectives
                                  creative brief and strategic         despite obstacles and
                                  objectives.                          opposition.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
-----------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________

-----------------------------------------------------------------------------------------------------------------------------------
                               Distinguished                        Achieved Expectations               More Is Expected
-----------------------------------------------------------------------------------------------------------------------------------
                               1                                2   3                                   4                        5
-----------------------------------------------------------------------------------------------------------------------------------
II.  Results Leadership (25%)
     (con't)
-----------------------------------------------------------------------------------------------------------------------------------
 .  Cost                        .  Produces Quality work within     .  Produces work at budget.          .  Does not meet budget
                                  budget.                          .  Uses ratecard process to manage   .  Does not effectively use
                               .  Uses ratecard process to            at budget.                           and monitor ratecards.
                                  optimize cost and quality
                                  of creative.
-----------------------------------------------------------------------------------------------------------------------------------
III.  Change Leadership (25%)
-----------------------------------------------------------------------------------------------------------------------------------
 .  Managing Change             .  Communicates a clear picture     .  Develops support mechanisms to    .  Shows a pattern of
                                  of what change is needed and        facilitate transitions to new        resisting change.
                                  why.                                ideas and changes.                .  Is unclear in
                               .  Expresses confidence in the      .  Translates broad strategies          translating broad
                                  organization's ability to           for change into specific goals,      strategies into specific
                                  manage change.                      objectives and responsibilities.     goals, objectives, and
                               .  Champions new initiatives        .  Strives to understand the reasons    responsibilities.
                                  and/or acts as a catalyst           for change before taking a        .  Is overly cautious in
                                  for change.                         position.                            ambiguous situations.
                               .  Gains the support and            .  Encourages others to play an
                                  commitment of others.               active role in the change effort
                               .  Effectively enlists others to       to diffuse fears.
                                  serve as champions and
                                  advocates of change.
                               .  Manages staffing changes
                                  within the agency (as their
                                  teams turnover) as seamlessly
                                  as possible for the client.
                               .  Proactively recommends staffing
                                  changes as business changes.
                               .  Helps drive change throughout
                                  the organization.
-----------------------------------------------------------------------------------------------------------------------------------
 .  Demonstrating Adaptability .  Quickly adapts thoughts and      .  Quickly refocuses priorities      .  Demonstrates difficulty
                                  actions in response to              and adapts plans in response to      in managing multiple
                                  problems and opportunities.         change.                              priorities.
                               .  Readily adjusts style to         .  Demonstrates resiliency.          .  Is not always open to
                                  perform effectively in           .  Demonstrates grace under             new ideas and
                                  different situations.               pressure.                            perspectives.
                               .  Adapts quickly and easily to     .  Approaches problems as            .  Loses composure in high-
                                  highly ambiguous and complex        opportunities for improvement.       pressure situations.
                                  situations.                                                           .  Recovers slowly from
                                                                                                           setbacks.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Appendix 7
------------------------------------------------------------------------------------------------------------------------------------
DIRECT AGENCY EVALUATION
-----------------------------------------------------------------------------------------------------------------------------------

Leadership Survey:
_________________

-----------------------------------------------------------------------------------------------------------------------------------
                               Distinguished                        Achieved Expectations               More Is Expected
-----------------------------------------------------------------------------------------------------------------------------------
                               1                                2   3                                   4                        5
-----------------------------------------------------------------------------------------------------------------------------------
IV.  Relationship Leadership (10%)
-----------------------------------------------------------------------------------------------------------------------------------
 .  Ease of working with Agency . Helps others to resolve issues.    . Acknowledges the feelings of      . Is inconsiderate of other
                               . Discourages others from              others.                             people's time.
                                 behaving disrespectfully           . Honors requests for keeping       . Cannot be counted on to
                               . Treats all people respectfully       information confidential.           maintain confidences.
                                 regardless of level.               . Follows up with people in a       . Is timely in responding
                               . Proactively supports the active      timely manner.                      to Agency management's
                                 participation of all team          . Values others' time.                requests  but not always
                                 members.                           . Consistently reinforces             to clients'.
                               . Actively solicits and                others' self-esteem.              . Is not sensitive to
                                 incorporates feedback to           . Contributes to cohesive,            the concerns or needs
                                 improve performance.                 diverse work teams to               of others.
                                                                      achieve goals.
                                                                    . Consistently uses STAMP.


 .  Quality of Team             . Actively builds, maintains and     . Establishes contacts and          . Makes effort to initiate
                                 utilizes an extensive informal       builds rapport with others.         but not sustain
                                 network of Blue Box and Agency     . Interacts openly and candidly       relationships over time.
                                 colleagues.                          with others.                      . Focuses on relationships
                              .  Willingly makes departmental or    . Builds relationships with           within own business unit,
                                 unit resources available.            others to share ideas and           rather than seeking out
                              .  Seeks and forges partnerships        provide support.                    partnerships that
                                 that are mutually beneficial.      . Willingly engages in shared         included Blue Box and
                              .  Identified and maximizes             utility processes for resource      Agency colleagues.
                                 opportunities to build               allocation.                       . Focuses on maintaining
                                 long-term relationships.                                                 existing relationships
                              .  Develops and leverages staffing                                          rather than forging
                                 plan which supports Business                                             new partnerships.
                                 Partners' needs.                                                       . Is less than open and
                              .  Hires/trains the teams to be                                             candid with others at
                                 experts within the industry,                                             times.
                                 and brings leading edge
                                 marketplace learnings to Amex.
                              .  Remains enthusiastic during        . Is able to deal effectively
                                 change.                              with multiple and conflicting
                                                                      demands.
-----------------------------------------------------------------------------------------------------------------------------------